 UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

Filed by the Registrant  ☑                            Filed by a Party other than the Registrant  ☐

Check the appropriate box:

☑	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12

Perma-Fix Environmental Services, Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☑	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

1)	Title of each class of securities to which transaction applies:

2)	Aggregate number of securities to which transaction applies:

3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

4)	Proposed maximum aggregate value of transaction:

5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐

Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

1)	Amount Previously Paid:

2)	Form, Schedule or Registration Statement No.:

3)	Filing Party:

4)	Date Filed:

PERMA-FIX ENVIRONMENTAL SERVICES, INC.

8302 Dunwoody Place, Suite 250

Atlanta, Georgia 30350

NOTICE OF ANNUAL MEETING

To Be Held September 18, 2014

To the Stockholders of Perma-Fix Environmental Services, Inc.:

Notice is hereby given that the 2014 Annual Meeting of Stockholders (the “Meeting”) of Perma-Fix Environmental Services, Inc. (the “Company”) will be held at the Crown Plaza Hotel, Atlanta Airport, 1325 Virginia Avenue, Atlanta, Georgia 30344, on Thursday, September 18, 2014, at 11:00 a.m. (EDST), for the following purposes:

1.	To elect eight directors to serve until the next Annual Meeting of Stockholders or until their respective successors are duly elected and qualified;

2.	To ratify the appointment of Grant Thornton, LLP as the independent registered public accounting firm of the Company for the 2014 fiscal year;

3.	To approve, on an advisory basis, the 2013 compensation of our named executive officers as described herein;

4.

To approve an amendment to the Company’s Restated Certificate of Incorporation, as amended, that will reduce the number of shares of Common Stock the Company is authorized to issue from 75,000,000 to 30,000,000.

5.	To approve the Third Amendment to the Company’s 2003 Outside Directors Stock Plan.

6.	To transact such other business as may properly come before the meeting and at any adjournments thereof.

Only stockholders of record at the close of business on July 31, 2014, will be entitled to notice of, and to vote at, the Meeting or at any postponement or adjournment thereof.

This Notice of Annual Meeting of Stockholders, our Annual Report for 2013 and the accompanying Proxy Statement and Proxy Card are being first mailed to stockholders on or about August 13, 2014.

The Company’s Annual Report for 2013 is enclosed for your reference.

By the order of the Board of Directors

Ben Naccarato

Secretary

Atlanta, Georgia

August 13, 2014

It is important that your shares be represented at the Meeting. Whether or not you plan to attend the Meeting, we urge you to vote your shares over the internet as described in the proxy material, or you may sign, date and mail the enclosed proxy card in the pre-paid envelope provided. If you decide to attend the Meeting, you may, if so desired, revoke the Proxy and vote in person.

PERMA-FIX ENVIRONMENTAL SERVICES, INC.

8302 Dunwoody Place, Suite 250

Atlanta, Georgia 30350

PROXY STATEMENT

FOR THE

2014 ANNUAL MEETING OF STOCKHOLDERS

Why am I receiving this Proxy Statement?

You are receiving this Proxy Statement from us because you were a stockholder of record of the common stock, par value $.001 (the “Common Stock”), of Perma-Fix Environmental Services, Inc. (the “Company”, “we”, “our”, or “us”) at the close of business on July 31, 2014 (the “Record Date”). This Proxy Statement is furnished in connection with the solicitation on behalf of the Board of Directors of the Company (the “Board of Directors” or the “Board”) of proxies to be used in voting at the 2014 Annual Meeting of Stockholders to be held at the Crowne Plaza Hotel, Atlanta Airport, 1325 Virginia Avenue, Atlanta, Georgia, 30344, on Thursday, September 18, 2014, at 11:00 a.m. (EDST), and any adjournments thereof (the “Meeting”). By use of a proxy, you may vote whether or not you plan to attend the Meeting. This Proxy Statement describes the matters on which the Board would like you to vote, and provides information on those matters, so that you can make an informed decision.

Who is entitled to vote at the Meeting?

Only the holders of our Common Stock at the close of business on the Record Date will have the right to receive notice of, and be entitled to vote at, the Meeting. At the close of business on the Record Date, 11,448,894 shares of Common Stock (which excludes 7,642 treasury shares) were outstanding. Each stockholder of record, as of the Record Date, is entitled to one vote for each share of Common Stock that the stockholder owned as of the Record Date on each matter to be voted upon at the Meeting.

What vote is required to approve the matters being considered?

●	Directors are elected by a plurality of the shares present in person or represented by proxy and entitled to vote at the Meeting.

●

The ratification of the appointment of Grant Thornton, LLP as the independent registered public accounting firm requires the affirmative vote of a majority of the shares present in person or represented by proxy and entitled to vote at the Meeting.

●

The approval of the 2013 compensation of our named executive officers requires the affirmative vote of a majority of the shares present in person or represented by proxy and entitled to vote at the Meeting. While the Board of Directors intends to carefully consider the shareholder vote resulting from this proposal, the final vote will not be binding and is advisory in nature.

●

The approval to amend the Company’s Restated Certificate of Incorporation, as amended (the “Certificate of Incorporation”), to reduce the number of shares of Common Stock the Company is authorized to issue from 75,000,000 to 30,000,000, as described in Proposal 4 herein, requires the affirmative vote of a majority of all of our outstanding Common Stock.

●

The approval of the Third Amendment to the Company’s 2003 Outside Directors Stock Plan requires the affirmative vote of a majority of the shares present in person or represented by proxy and entitled to vote at the Meeting.

Are abstentions counted?

If your proxy indicates an abstention from voting on the proposal, the shares represented will be counted as present for the purpose of determining a quorum, but they will not be voted on any matter at the annual meeting. Because abstentions represent shares entitled to vote, if you abstain from voting on a proposal, your abstention (a) will have no effect on the election of directors (b) will have the effect of a vote against the ratification of the appointment of the independent registered public accounting firm (c) will have the effect of a vote against the resolution on executive compensation (d) will have the effect of a vote against the approval to amend the Company’s Certificate of Incorporation, and (e) will have the effect of a vote against the approval of the Third Amendment to the Company’s 2003 Outside Directors Stock Plan.

How do I cast my vote?

If you are a stockholder whose shares are registered in your name, you may vote your shares in person at the meeting or by one of the two following methods:

●	Vote by Internet, by going to the web address www.cstproxyvote.com and following the instructions for Internet voting.

●	Vote by Proxy Card, by completing, signing, dating and mailing the enclosed proxy card in the envelope provided. If you vote by Internet, please do not mail your proxy card.

If your shares are held in “street name” (through a broker, bank or other nominee), you may receive a separate voting instruction form with this Proxy Statement, or you may need to contact your broker, bank or other nominee to determine whether you will be able to vote electronically using the Internet.

Whether or not you plan to attend the 2014 Annual Meeting of Stockholders, please submit your vote either by internet or by written proxy card.

Can I change my mind after I vote?

Yes, you may change your mind at any time before the polls close at the Meeting. You can change your vote by:

●	executing and submitting a revised proxy;

●	providing a written revocation to the Secretary of the Company; or

●	voting in person at the Meeting.

What constitutes a quorum?

A majority of all of the outstanding shares of Common Stock entitled to notice of, and to vote at, the Meeting, represented in person or by proxy, will constitute a quorum for the holding of the Meeting. The failure of a quorum to be represented at the Meeting will necessitate adjournment and will subject the Company to additional expense. If your proxy indicates an abstention from voting on a proposal, the shares represented will nonetheless be counted as present for the purpose of determining a quorum.

Will my shares be voted if I do not provide my proxy?

No. If your shares are registered in your name, they will not be voted, unless you submit your proxy or vote in person at the Meeting. If you hold your shares directly in your own name, you must vote, either by completing, signing and delivering a proxy, voting by the internet, or attending the Meeting and voting at the Meeting.

Who votes shares held in “street name”?

If your shares of Common Stock are held by a bank, broker or other nominee as custodian on your behalf, you are considered a “beneficial” stockholder of those shares, which are said to be held in “street name.” As a beneficial stockholder, you must provide voting instructions to your broker, bank, or other nominee by the deadline provided in the proxy materials you receive from your broker, bank, or other nominee to ensure your shares are voted in the way you would like. If you do not provide voting instructions to your broker, bank, or other nominee, whether your shares can be voted on your behalf depends on the type of item being considered for vote. The NYSE has rules that govern brokers who have record ownership of listed company stock (including stock such as ours that is listed on The NASDAQ Capital Market) held in brokerage accounts for their clients who beneficially own the shares. Under these rules, brokers who do not receive voting instructions from their clients have the discretion to vote uninstructed shares on certain matters (“routine matters”), but do not have the discretion to vote uninstructed shares as to certain other matters (“non-routine matters”). A “broker non-vote” occurs when a broker has not received voting instructions from a beneficial owner on a non-routine matter and therefore cannot vote such beneficial owner’s shares on the matter. In these cases, the broker can register your shares as being present at the Meeting for purposes of determining the presence of a quorum, but will not be able to vote on these non-discretionary matters for which specific authorization is required. Under NYSE interpretations, Proposal 1 (election of directors), Proposal 3 (advisory vote on executive compensation), and Proposal 5 (Third Amendment to the Company’s 2003 Outside Directors Stock Plan) are considered non-routine matters. However, since broker non-votes are not counted in any vote requiring a plurality of votes cast (Proposal 1) or a majority of the votes present in person or represented by proxy and entitled to vote (Proposal 3 and Proposal 5), broker non-votes will have no effect on the outcome of any of these proposals. We believe that Proposal 2 (ratification of the selection of the independent registered public accounting firm for 2014) and Proposal 4 (approval to amend the Certificate of Incorporation to reduce the number of shares of Common Stock the Company is authorized to issue from 75,000,000 to 30,000,000) are considered routine matters and, thus, we do not expect to receive any broker non-votes on these proposals.

Who will count the votes?

All votes will be tabulated by the inspector of election appointed for the Meeting, who will separately tabulate affirmative and negative votes and abstentions.

Where can I find the voting results of the Meeting?

We will announce the voting results at the Meeting and publish final results in a Form 8-K to be filed with the Securities and Exchange Commission within four business days after the Meeting.

Who is paying the cost of this solicitation?

The Company will pay the cost of preparing, printing, assembling, and mailing this Proxy Statement and the Proxy Card. In addition to solicitation by use of the mail, certain of the Company’s officers and employees may, without receiving additional compensation therefore, solicit the return of proxies by telephone, telegram or personal interview. We also have retained The Proxy Advisory Group, LLC to assist us in the solicitation of votes described above. We will pay The Proxy Advisory Group, LLC a fee of $9,500, which includes a base fee and customary costs and expenses for this service. The Company will reimburse brokerage houses and custodians, nominees, and fiduciaries for their reasonable out-of-pocket expenses in forwarding soliciting materials to their principals, the beneficial owners of Common Stock.

Is the stockholder list available for review?

A list of stockholders entitled to vote at the Meeting will be open to the examination of any stockholder for any purpose germane to the Meeting during ordinary business hours commencing 10 days before the Meeting. Prior to the Meeting, the list will be maintained at our principal executive offices located at 8302 Dunwoody Place, Suite 250, Atlanta, Georgia 30350.

PROPOSAL 1 - ELECTION OF DIRECTORS

The Company’s Certificate of Incorporation provides that each member of the Board of Directors shall hold office until the next Annual Meeting of Stockholders and their successors have been elected and qualified or until their earlier resignation or removal. Successors to those directors whose terms have expired are required to be elected by stockholder vote. The existing Board of Directors may fill vacancies for an unexpired term and any newly created directorships created by the Board of Directors’ action.

The eight nominees for membership on our Board of Directors named below were recommended by our Corporate Governance and Nominating Committee to serve as members of the Board of Directors. All nominees are incumbent directors. All incumbent directors and nominees meet the qualifications for membership on our Board of Directors as set forth in the Company’s Amended and Restated Bylaws, as amended (the “Bylaws”).

The Company’s Bylaws provide that the number of the Company’s directors shall be at least three and no more than eight, as may be determined from time to time by resolution adopted by affirmative vote of a majority of the entire Board of Directors. The Board of Directors has set the size of the Board at eight members.

Nominees for Directors

The following biographical information includes a discussion of the specific experience, qualifications, attributes or skills that led to the conclusion by our Corporate Governance and Nominating Committee that each of the nominees is qualified to serve as one of our Directors:

Dr. Louis F. Centofanti Board Chairman Age: 71

Dr. Centofanti has served as Board Chairman since joining the Company in February 1991. Dr. Centofanti also served as Company President and Chief Executive Officer (February 1991 to September 1995) and again in March 1996 was elected Company President and Chief Executive Officer. From 1985 until joining the Company, Dr. Centofanti served as Senior Vice President of USPCI, Inc., a large hazardous waste management company, where he was responsible for managing the treatment, reclamation and technical groups within USPCI. In 1981 he founded PPM, Inc. (later sold to USPCI), a hazardous waste management company specializing in treating PCB contaminated oils. From 1978 to 1981, Dr. Centofanti served as Regional Administrator of the U.S. Department of Energy for the southeastern region of the United States. Dr. Centofanti has a Ph.D. and a M.S. in Chemistry from the University of Michigan, and a B.S. in Chemistry from Youngstown State University.

As founder of Perma-Fix, PPM, Inc., and senior executive leader at USPCI, Dr. Centofanti combines extensive business experience in the waste management industry with a drive for innovative technology which is critical for a waste management company. In addition, his service in the government sector provides a solid foundation for the continuing growth of the Company, particularly within the Company’s nuclear services business. Dr. Centofanti’s comprehensive understanding of the Company and his extensive knowledge of its history, coupled with his drive for innovation and excellence, positions our Board Chairman, President and Chief Executive Officer to optimize our role in this competitive, evolving market.

John M. Climaco, Director Age: 45

Mr. Climaco, a consultant to a variety of healthcare companies, was elected by the Company’s Board of Directors on October 4, 2013 to fill a newly created directorship. From 2003 to2012, Mr. Climaco served as President and Chief Executive Officer, as well as a member of the Board of Directors of Axial Biotech, Inc., a venture-backed molecular diagnostics company specializing in spine disorders, which he cofounded in 2003. From 2001 to 2007, he practiced law for the firm of Fabian and Clendenin, specializing in corporate and tax legal strategies for diverse clients across the U.S. and Europe, as well as joint venture, corporate and securities transactions. Since 2012, Mr. Climaco has served as a member of the Board of Directors for Digirad Corporation, a NASDAQ-listed company that manufactures cameras for nuclear imaging applications and provides for in-office nuclear cardiology imaging. Mr. Climaco is also a board member for PDI, Inc. (since October 2013), a provider of outsourced commercial services to pharmaceutical, biotechnology, and healthcare companies. Mr. Climaco has also served as a board member for InfuSystem Holdings, Inc., a NASDAQ-listed company that is a leading supplier of infusion services to oncologists and other out-patient treatment settings. Mr. Climaco earned his B.A. in Philosophy from Middlebury College and holds a J.D. from the University of California Hasting College of the Law.

Mr. Climaco’s extensive legal and operational experience, including strategic planning and business development, provide valuable asset to the Company’s immediate and future growth in our industry.

Dr. Gary Kugler, Director Age: 73

Dr. Gary Kugler, a director since September 2013, served as the Chairman of the Board of Directors of Nuclear Waste Management Organization (“NWMO”) from 2006 to June 2014. NWMO was established under the Nuclear Fuel Waste Act (2002) to investigate and implement approaches for managing Canada’s used nuclear fuel. Dr. Kugler also served on the Board of Directors of Ontario Power Generation, Inc. (“OPG”) from 2004 to March 2014. OPG is one of Canada’s largest electricity generation companies. Dr. Kugler has had an extensive career in the nuclear industry, both nationally and internationally. He retired from Atomic Energy of Canada Limited (“AECL”) as Senior Vice President, Nuclear Products & Services, in 2004, where he was responsible for all of AECL’s commercial operations, including nuclear power plant sales and services world-wide. During his 34 years with AECL, he held various technical, project management, business development, and executive positions. Prior to joining AECL, Dr. Kugler served as a pilot in the Canadian air force. He holds a PH.D. in nuclear physics from McMaster University and is a graduate of the Directors Education Program of the Institute of Corporate Directors.

Dr. Kugler’s extensive career in the nuclear industry, both nationally and internationally, brings valuable insight and knowledge to the Company as it expands its business internationally.

Jack Lahav, Director Age: 65

Jack Lahav, a director since September 2001, is a private investor and entrepreneur, specializing in launching and growing sophisticated technological businesses. Mr. Lahav is a philanthropist, devoting much of his time to charitable activities, serving as president as well as board member of several charities. Mr. Lahav currently serves as Chairman of Phoenix Audio Technologies, a private company that provides audio communication solutions for Voice over Internet Protocol (VoIP) and other internet applications. Previously, Mr. Lahav founded Remarkable Products Inc. and served as its president from 1980 to 1993. Mr. Lahav co-founded Lamar Signal Processing, Inc., a digital signal processing company, and was president of Advanced Technologies, Inc., a robotics company. Mr. Lahav served as a director of Vocaltec Communications, Ltd., the company that pioneered VoIP, and later completed an initial public offering of Vocaltec on the NASDAQ. From 2001 to 2004, Mr. Lahav served as Chairman of Technologies, Inc., a private search-engine marketing company acquired by AOL in December 2007.

Having launched a number of successful businesses, Mr. Lahav has established a record of success in developing and growing a business. His “know how” enables him to provide important perspectives to the Board relating to a variety of business challenges. His commitment to charitable organizations provides a unique component of a well-rounded Board.

Hon. Joe R. Reeder, Director Age: 66

Mr. Reeder, a director since April 2003, served as the Shareholder-in-Charge of the Mid-Atlantic Region (1999-2008) for Greenberg Traurig LLP, one of the nation's largest law firms, with 29 offices and over 1,800 attorneys worldwide. Currently, a principal shareholder in the law firm, his clientele includes sovereign nations, international corporations, and law firms throughout the U.S. As the 14th Undersecretary of the U.S. Army (1993-97), Mr. Reeder also served for three years as Chairman of the Panama Canal Commission's Board of Directors where he oversaw a multibillion-dollar infrastructure program, and, for the past twelve years has served on the International Advisory Board of the Panama Canal.   He serves on the boards of the National Defense Industry Association (NDIA) (and chairs NDIA’s Ethics Committee), the Armed Services YMCA, and many other private companies and charitable organizations. Following successive appointments by Governors Mark Warner and Tim Kaine, Mr. Reeder served seven years as Chairman of two Commonwealth of Virginia military boards and served ten years on the National USO board. Mr. Reeder was appointed by governor Terry McCauliffe to the Virginia Military Institute’s Board of Visitors (2014). Mr. Reeder is also a television commentator on legal and national security issues.  Among other corporate positions, he has been a director since September 2005 for ELBIT Systems of America, LLC, a NASDAQ company that provides product and system solutions focusing on defense, homeland security, and commercial aviation. Mr. Reeder also serves as a board member for Washington First Bank (since April 2004). A graduate of West Point who served in the 82nd Airborne Division following Ranger School, Mr. Reeder earned his J.D. from the University of Texas and his L.L.M. from Georgetown University.

Mr. Reeder has a distinguished career in solving and overseeing solutions to complex issues involving both domestic and international. His extensive knowledge and problem-solving experience has enhanced the Board’s ability to address significant challenges in the nuclear market.

Larry M. Shelton, Director Age: 60

Mr. Shelton, a director since July 2006, currently is the Chief Financial Officer (since 1999) of S K Hart Management, LC, an investment holding company. In January 2013, Mr. Shelton was elected President of Pony Express Land Development, Inc. (an affiliate of SK Hart Management, LC), a privately-held land development company, for which he has served on the Board of Directors since December 2005. In March 2012, he was appointed Director and Chief Financial Officer of S K Hart Ranches (PTY) Ltd, a private South African Company involved in agriculture business, and in April 2014, Mr. Shelton was appointed to the Board of Directors of Perma-Fix Medical Corporation, an indirect subsidiary of the Company involved in the development and manufacturing of medical isotopes. Mr. Shelton has over 18 years of experience as an executive financial officer for several waste management companies. He was Chief Financial Officer of Envirocare of Utah, Inc. (1995–1999), and Chief Financial Officer of USPCI, Inc. (1982–1987). Since July 1989, Mr. Shelton has served on the Board of Directors of Subsurface Technologies, Inc., a privately-held company specializing in providing environmentally sound innovative solutions for water well rehabilitation and development. Mr. Shelton has a B.A. in accounting from the University of Oklahoma.

With his years of accounting experience as Chief Financial Officer for various companies, including a number of waste management companies, Mr. Shelton combines extensive knowledge and understanding of accounting principles, financial reporting requirements, evaluating and overseeing financial reporting processes and business savvy.

Dr. Charles E. Young, Director Age: 82

Dr. Charles E. Young, a director since July 2003, currently serves as a director (since September 2011) of SteriMed, Inc., a privately held company in the medical waste business. He was president of the University of Florida from November 1999 to January 2004 and chancellor of the University of California, Los Angeles (UCLA) for 29 years until his retirement in 1997. He also was the President of Qatar Foundation from 2004 to November 2005. In addition, from December 2009 to June 2010, he served as the Chief Executive Officer of the Los Angeles Museum of Contemporary Art. Dr. Young has chaired the Association of American Universities, and served on numerous commissions, including the American Council on Education, the National Association of State Universities and Land-Grant Colleges, and the Business-Higher Education Forum. Dr. Young served on the Board of Directors of I-MARK, Inc., a privately held software and professional services company from 1997 to 2012. He previously served on the Board of Directors of Intel Corp. and Nicholas-Applegate Growth Equity Fund, Inc., as well as Fiberspace, Inc., a privately-held company that designs and manufacturers stabilized laser products, Student Advantage, Inc., an integrated media and commerce company, and AAFL Enterprises, a sports development company. Dr. Young has a Ph.D. and M.A. in political science from UCLA and a B.A. from the University of California at Riverside.

Having presided over two major universities with multi-billion budgets, a major educational foundation, a world-renowned museum, and as a board member for a publicly-held multi-billion dollar corporation, Dr. Young brings unique perspectives and extensive experience to our Board. His savvy in the process of policy making and long-term leadership development provides a valuable component of a well-rounded Board.

Mark A. Zwecker, Director Age: 63

Mark Zwecker, a director since the Company's inception in January 1991, currently serves as the Chief Financial Officer and a board member for JCI US Inc., a telecommunications company providing cellular service for machine to machine applications. From 2006 to 2013, Mr. Zwecker served as Director of Finance for Communications Security and Compliance Technologies, Inc., a software company developing security products for the mobile workforce. From 1997 to 2006, Mr. Zwecker served as president of ACI Technology, LLC, an IT services provider, and from 1986 to 1998, he served as vice president of finance and administration for American Combustion, Inc., a combustion technology solution provider. In 1983, with Dr. Centofanti, Mr. Zwecker co-founded a start-up, PPM, Inc., a hazardous waste management company. He remained with PPM, Inc. until its acquisition in 1985 by USPCI. Mr. Zwecker has a B.S. in Industrial and Systems Engineering from the Georgia Institute of Technology and an M.B.A. from Harvard University.

As a director since our inception, Mr. Zwecker’s understanding of our business provides valuable insight to the Board. With years of experience in operations and finance for various companies, including a number of waste management companies, Mr. Zwecker combines extensive knowledge of accounting principles, financial reporting rules and regulations, the ability to evaluate financial results, and understanding of financial reporting processes. He has an extensive background in operating complex organizations. Mr. Zwecker’s experience and background position him well to serve as a member of our Board.

THE BOARD OF DIRECTORS RECOMMENDS THAT THE STOCKHOLDERS VOTE “FOR” THE ELECTION OF THE EIGHT NOMINEES AS THE COMPANY’S DIRECTORS.

Board Independence

The Board of Directors has determined that each of Messrs. Climaco, Kugler, Lahav, Reeder, Shelton, Young, and Zwecker is an “independent director” within the meaning of applicable NASDAQ rules. The Board considered the Company’s use of Mr. Reeder’s law firm from time to time in considering his independence, and determined that he should be deemed an independent director since the amount paid to Mr. Reeder’s law firm was a nominal amount.

Dr. Centofanti is not considered to be an “independent director” because he serves as a senior executive of the Company.

Board Leadership Structure

Dr. Louis Centofanti, the Company’s President and Chief Executive Officer, also holds the position of the Chairman of the Board. The Company believes such structure currently promotes the best interests of our stockholders. Dr. Centofanti’s extensive knowledge of the history of the Company, its customers, and his background in our complex and unique nuclear business, enables him to provide guidance to our Board with day to day and long-term strategic business recommendations and decisions which ultimately enhance shareholder value.

Although the Company’s Amended and Restated Bylaws do not formally require the designation of an independent Lead Director in instances where the positions of Chairman and Chief Executive Officer are held by the same person, Mr. Mark Zwecker was appointed by our Board of Directors as the independent Lead Director in February 2010, and has served in such capacity since such time. The Board believes that the Lead Director enhances the Board’s ability to fulfill its responsibilities independently in the best interests of the Company’s stockholders. The Lead Director’s role includes:

●	convening and chairing meetings of the non-employee directors as necessary from time to time and Board meetings in the absence of the Chairman of the Board;
●	acting as liaison between directors, committee chairs and management;
●	serving as information sources for directors and management; and
●	carrying out responsibilities as the Board may delegate from time to time.

Meetings and Committees of the Board of Directors

During 2013, the Board of Directors held nine meetings, which included five telephonic meetings. No director attended fewer than 75% of the aggregate number of meetings held by the Board of Directors and the committees on which he served during 2013. The Company does not currently have a policy with respect to the attendance of its directors at annual meetings; however, the Company encourages each of its directors to attend whenever possible. All members of our Board of Directors attended our 2013 Annual Meeting of Stockholders with the exception of Mr. Lahav. The Board of Directors has a standing Audit Committee, Compensation and Stock Option Committee, Corporate Governance and Nominating Committee, and Strategic Advisory Committee.

Audit Committee:

The Audit Committee assists the Board of Directors in monitoring the integrity of the financial statements of the Company, the independent auditor’s qualifications and independence, the performance of the Company’s internal audit function and independent auditor, and the Company’s compliance with legal and regulatory requirements. In carrying out these purposes, the Audit Committee, among other things:

●	appoints, evaluates, and approves the compensation of the Company’s independent auditor;

●	pre-approves all auditing services and permitted non-audit services;

●	annually considers the qualifications and independence of the independent auditors;

●	reviews recommendations of independent auditors concerning the Company’s accounting principles, internal controls, and accounting procedures and practices;

●	reviews and approves the scope of the annual audit;

●	reviews and discusses with the independent auditors the audited financial statements; and

●	performs such other duties as set forth in the Audit Committee Charter.

The Audit Committee was established in accordance with the requirements of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and the listing requirements of the NASDAQ, and is governed by an Audit Committee Charter. A copy of the Audit Committee Charter is available on our website at www.perma-fix.com. The Audit Committee has established procedures for the receipt, retention, and treatment of complaints received by the Company regarding accounting, internal accounting controls or auditing matters, and the confidential, anonymous submission of concerns by employees of the Company regarding accounting or auditing matters.

The Audit Committee members during 2013 were Mark A. Zwecker (Chairman), Larry M. Shelton, and Dr. Charles E. Young. Effective December 13, 2013, the Audit Committee consists of the following members: Mark A. Zwecker (Chairman), Larry M. Shelton, and John M. Climaco. The Board of Directors has determined that each member of the Audit Committee is/was an “audit committee financial expert” as defined by Item 407(d)(5)(ii) of Regulation S-K of the Exchange Act. The Audit Committee meets at least quarterly and at such additional times as necessary or advisable. The Audit Committee held twelve meetings during 2013. Each member of the Audit Committee in 2013 was "independent" as that term is defined by the current NASDAQ listing standards, and each current member of the Audit Committee is “independent” under such definition.

Compensation and Stock Option Committee:

The Compensation and Stock Option Committee (“Compensation Committee”) reviews and recommends to the Board of Directors the compensation and benefits of all of the Company’s officers and reviews general policy matters relating to compensation and benefits of the Company’s employees. The Compensation Committee also administers the Company’s stock option plans. The Compensation Committee has the sole authority to retain and terminate a compensation consultant, as well as to approve the consultant’s fees and other terms of engagement. It also has the authority to obtain advice and assistance from internal or external legal, accounting or other advisors. No compensation consultant was employed during 2013. The members of the Compensation Committee during 2013 were Jack Lahav (Chairman), Joe R. Reeder, and Dr. Charles E. Young. Effective December 13, 2013, the Compensation Committee consists of the following members: Larry M. Shelton (Chairman), Joe R. Reeder, Dr. Charles E. Young, and Mark A. Zwecker. The Compensation Committee held five meetings in 2013. All members of the Compensation Committee in 2013 were "independent" as that term is defined by the current NASDAQ listing standards, and each current member of the Compensation Committee is “independent” under such definition.

The Board of Directors has adopted a written charter for the Compensation Committee that is available on our website at www.perma-fix.com and is attached as Exhibit “C” to this Proxy Statement.

Corporate Governance and Nominating Committee:

The Corporate Governance and Nominating Committee recommends to the Board of Directors candidates to fill vacancies on the Board and the nominees for election as directors at each Annual Meeting of Stockholders. In making such recommendation, the Corporate Governance and Nominating Committee takes into account information provided to them from the candidate, as well as the Corporate Governance and Nominating Committee’s own knowledge and information obtained through inquiries to third parties to the extent the Corporate Governance and Nominating Committee deems appropriate. The Company’s Amended and Restated Bylaws sets forth certain minimum director qualifications to qualify for nomination for elections as a Director. To qualify for nomination or election as a director, an individual must:

●	be an individual at least 21 years of age who is not under legal disability;
●	have the ability to be present, in person, at all regular and special meetings of the Board of Directors;
●	not serve on the boards of more than three other publicly held companies;

●

satisfy the director qualification requirements of all environmental and nuclear commissions, boards or similar regulatory or law enforcement authorities to which the Corporation is subject so as not to cause the Corporation to fail to satisfy any of the licensing requirements imposed by any such authority;

●	not be affiliated with, employed by or a representative of, or have or acquire a material personal involvement with, or material financial interest in, any “Business Competitor” (as defined);
●	not have been convicted of a felony or of any misdemeanor involving moral turpitude; and
●	have been nominated for election to the Board of Directors in accordance with the terms of the Amended and Restated Bylaws.

In addition to the minimum director qualifications as mentioned above, each candidate’s qualifications are also reviewed to include:

●	standards of integrity, personal ethics and value, commitment, and independence of thought and judgment;
●	ability to represent the interests of the Company’s stockholders;
●	ability to dedicate sufficient time, energy and attention to fulfill the requirements of the position; and
●

diversity of skills and experience with respect to accounting and finance, management and leadership, business acumen, vision and strategy, charitable causes, business operations, and industry knowledge.

The Corporate Governance and Nominating Committee does not assign specific weight to any particular criteria and no particular criterion is necessarily applicable to all prospective nominees. The Corporate Governance and Nominating Committee does not have a formal policy for the consideration of diversity in identifying nominees for directors. However, the Company believes that the backgrounds and qualifications of the directors, considered as a group, should provide a significant composite mix of experience, knowledge, and abilities that will allow the Board to fulfill its responsibilities.

Stockholder Nominees

The Corporate Governance and Nominating Committee will consider properly submitted stockholder nominations for candidates for membership on the Board of Directors from stockholders who meet each of the requirements set forth in the Amended and Restated Bylaws, including, but not limited to, the requirements that any such stockholder own at least 1% of the Company’s shares of the Common Stock entitled to vote at the meeting on such election, has held such shares continuously for at least one full year, and continuously holds such shares through and including the time of the annual or special meeting. Nominations of persons for election to the Board of Directors may be made at any Annual Meeting of Stockholders, or at any Special Meeting of Stockholders called for the purpose of electing directors. Any stockholder nomination (“Proposed Nominee”) must comply with the requirements of the Company’s Amended and Restated Bylaws and the Proposed Nominee must meet the minimum qualification requirements as discussed above. For a nomination to be made by a stockholder, such stockholder must provide advance written notice to the Corporate Governance and Nominating Committee, delivered to the Company’s principal executive office address (i) in the case of an Annual Meeting of Stockholders, no later than the 90th day nor earlier than the 120th day prior to the anniversary date of the immediately preceding Annual Meeting of Stockholders; and (ii) in the case of a Special Meeting of Stockholders called for the purpose of electing directors, not later than the 10th day following the day on which public disclosure of the date of the Special Meeting of Stockholders was made.

The Corporate Governance and Nominating Committee will evaluate the qualification of the Proposed Nominee and the Proposed Nominee’s disclosure and compliance requirements in accordance with the Company’s Amended and Restated Bylaws. If the Board of Directors, upon the recommendation of the Corporate Governance and Nominating Committee, determines that a nomination was not made in accordance with the Amended and Restated Bylaws, the Chairman of the Meeting shall declare the nomination defective and it will be disregarded.

Members of the Corporate Governance and Nominating Committee during 2013 were Joe R. Reeder (Chairman), Jack Lahav, and Larry M. Shelton. Effective December 13, 2013, the Corporate Governance and Nominating Committee consists of the following members: Joe R. Reeder (Chairman), Jack Lahav, Dr. Gary Kugler, and Dr. Charles E. Young. The Corporate Governance and Nominating Committee meets at least quarterly and at such times as necessary or advisable and held four meetings in 2013. The Corporate Governance and Nominating Committee is governed by a Corporate Governance and Nominating Committee Charter, which is available on our website at www.perma-fix.com. All members of the Corporate Governance and Nominating Committee in 2013 were "independent" as that term is defined by the current NASDAQ listing standards, and each current member of the Corporate Governance and Nominating Committee is “independent” under such definition.

Research and Development Committee:

Effective December 13, 2013, we re-established the Research and Development Committee (the “R&D Committee”), which had been disbanded effective September 13, 2012. From that time to December 13, 2013, when the committee was re-established, Dr. Louis Centofanti, Board Chairman and Chief Executive Officer, led a R&D management team in carrying out the functions of the R&D Committee.

The R&D Committee, which consists of Dr. Gary Kugler and Dr. Louis Centofanti, outlines the structures and functions of the Company’s research and development strategies, the acquisition and protection of the Company’s intellectual property rights and assets, and provides its perspective on such matter to the Board of Directors. The R&D Committee does not have a charter.

Strategic Advisory Committee:

On December 13, 2013, the Board of Directors formed a new Strategic Advisory Committee (“Strategic Committee”). The primary functions of the Strategic Committee are to investigate and evaluate strategic alternatives available to the Company and to work with management on long-range strategic planning and identifying potential new business opportunities. The members of the Strategic Advisory Committee are John M. Climaco (Chairperson), Joe R. Reeder, Mark A. Zwecker, and Larry M. Shelton. The Strategic Advisory Committee does not have a charter.

Risk Oversight by Our Board

The Board is responsible for understanding the risks the Company faces, what steps management is taking to manage those risks and if the steps taken are effective in managing those risks. It is also important that the Board understands what level of risk is appropriate for the Company. While the Board of Directors has the ultimate oversight responsibility for the risk management process, certain committees play an integral part in fulfilling the Board’s oversight responsibilities in certain areas of risk. In particular, the Audit Committee focuses on financial and enterprise risk exposures, including internal controls. The Audit Committee reviews and discusses with management and internal audit our major financial risk exposures, including risks related to fraud, liquidity and regulatory compliance, our policies with respect to risk assessment and risk management, and the steps management has taken to monitor and control such exposures at least quarterly and whenever warranted. The Compensation and Stock Option Committee strives to create incentives that do not encourage excessive risk-taking beyond the Company’s ability to effectively identify and manage risk. To monitor such risks, the Board receives regular updates from management of higher risk activities that we face, such as our closure policies and status of our pending litigation. Each of our directors has access to our named executive officers and any other members of our management to discuss and monitor potential risks.

Code of Ethics

We have adopted a Code of Ethics that applies to all our executive officers, including our principal executive officer, principal financial officer, and controller. Our Code of Ethics is available on our website at www.perma-fix.com. If any amendments are made to the Code of Ethics or any grants of waivers are made to any provision of the Code of Ethics to any of our executive officers, we will promptly disclose the amendment or waiver and nature of such amendment of waiver on our website.

Compensation of Directors

Directors who are employees receive no additional compensation for serving on the Board of Directors or its committees. In 2013, we provided the following annual compensation to directors who are not employees:

●	each of our five continuing non-employee directors and each of the two new non-employee directors were awarded options to purchase 2,400 and 6,000 shares, respectively, of our Common Stock;
●	a quarterly director fee of $8,000;
●	an additional quarterly fee of $5,500 to the chairman of our Audit Committee; and
●	a fee of $1,000 for each board meeting attendance and a $500 fee for each telephonic conference call attendance.

Each director may elect to have either 65% or 100% of such fees payable in Common Stock under the 2003 Outside Directors Stock Plan, with the balance payable in cash.

The table below summarizes the director compensation expenses recognized by the Company for the director option and stock (resulting from fees earned) awards for the year ended December 31, 2013. The terms of the 2003 Outside Directors Stock Plan are further described below under “2003 Outside Directors Plan.”

Director Compensation

Name	Fees Earned or Paid In Cash	Stock Awards	Option Awards	Non-Equity Incentive Plan Compensation	Change in Pension Value and Nonqualified Deferred Compensation Earnings	All Other Compensation	Total
	($) (1)	($) (2)	($) (3)	($)	($)	($)	($)

John M. Climaco (5)	3,059	7,573	14,220	—	—	—	24,852
Dr. Gary Kugler (4)	4,266	10,564	11,760	—	—	—	26,590
Jack Lahav	—	49,999	4,704	—	—	—	54,703
Joe R. Reeder	12,950	32,067	4,704	—	—	—	49,721
Larry M. Shelton	13,475	33,367	4,704	—	—	—	51,546
Dr. Charles E. Young	12,950	32,065	4,704	—	—	—	49,719
Mark A. Zwecker	21,175	52,430	4,704	—	—	—	78,309

(1)

Under the 2003 Outside Directors Stock Plan, each director elects to receive 65% or 100% of the director’s fees in shares of our Common Stock. The amounts set forth above represent the portion of the director’s fees paid in cash and excludes the value of the director’s fee elected to be paid in Common Stock under the 2003 Outside Directors Stock Plan, which value is included under “Stock Awards.”

(2)

The number of shares of Common Stock comprising stock awards granted under the 2003 Outside Directors Stock Plan is calculated based on 75% of the closing market value of the Common Stock as reported on the NASDAQ on the business day immediately preceding the date that the quarterly fee is due. Such shares are fully vested on the date of grant. The value of the stock award is based on the market value of our Common Stock at each quarter end times the number of shares issuable under the award. The amount shown is the fair value of the Common Stock on the date of the award.

(3)

Options granted under the Company’s 2003 Outside Directors Stock Plan resulting from re-election and election to the Board of Directors. Options are for a 10 year period and are fully vested in six months from grant date. The value of the option award for each outside director is calculated based on the fair value of the option per share ($1.96 per share for each director with the exception of $2.37 per share for John Climaco) on the date of grant times the number of options granted, which was 2,400 for all directors noted with the exception of 6,000 each for John Climaco and Dr. Gary, pursuant to ASC 718, “Compensation – Stock Compensation.” The exercise price of the option for each director is $2.79 per share with the exception of $3.20 per share for John Climaco. The following is the aggregate number of outstanding non-qualified stock options held by non-employee directors at December 31, 2013:

Name	December 31, 2013
John M. Climaco	6,000
Dr. Gary G. Kugler	6,000
Jack Lahav	27,000
Joe R. Reeder	24,000
Larry M. Shelton	22,800
Dr. Charles E. Young	24,000
Mark A. Zwecker	24,000

(4)	Newly elected as a Board member at the Company’s 2013 Annual Meeting of Stockholders held on September 12, 2013.

(5)	Elected by the Company’s Board of Directors on October 4, 2013, to fill a newly created directorship.

2003 Outside Directors Stock Plan

We believe that it is important for our directors to have a personal interest in our success and growth and for their interests to be aligned with those of our stockholders. Therefore, under our 2003 Outside Directors Stock Plan (“2003 Directors Plan”), each outside director is granted a 10-year option to purchase up to 30,000 shares of Common Stock on the date such director is initially elected to the Board of Directors, and receives on each re-election date an option to purchase up to another 12,000 shares of Common Stock, with the exercise price being the fair market value of the Common Stock preceding the option grant date. No option granted under the 2003 Directors Plan is exercisable until after the expiration of six months from the date the option is granted and no option shall be exercisable after the expiration of ten years from the date the option is granted. As of the date of this Proxy Statement, options to purchase 153,543 shares of Common Stock are outstanding under the 2003 Directors Plan. As a management director, Dr. Centofanti is not eligible to participate in the 2003 Directors Plan. At the Meeting, we are proposing to reduce the number of automatic option awards as described above, to reflect the 1-for-5 reverse stock split effected in October 2013 (see “PROPOSAL 5 – APPROVAL OF THE THIRD AMENDMENT TO THE 2003 OUTSIDE DIRECTORS STOCK PLAN”). If the proposal is approved, new directors will receive an automatic grant of options to purchase 6,000 shares of Common Stock, and re-elected directors will receive an automatic grant of options to purchase 2,400 shares of Common Stock.

Additionally, under the 2003 Directors Plan, each director who receives directors’ fees may elect to receive either 65% or 100% of his fees in shares of our Common Stock. The number of shares received by each director is calculated based on 75% of the fair market value of the Common Stock determined on the business day immediately preceding the date that the quarterly fee is due. The balance of each director’s fee, if any, is payable in cash. In 2013, the fees earned by our outside directors totaled approximately $286,000. Reimbursements of expenses for attending meetings of the Board are paid in cash at the time of the applicable Board meeting. Although Dr. Centofanti is not compensated for his services provided as a director, Dr. Centofanti is compensated for his services rendered as an officer of the Company. See “EXECUTIVE COMPENSATION — Summary Compensation Table.”

As of the date of this Proxy Statement, we have issued 341,898 shares of our Common Stock in payment of director fees and from option exercise since the inception of the 2003 Directors Plan.

Communications with the Board

The Company’s Board of Directors believes that it is important for the Company to have a process that enables stockholders to send communications to the Board.  Accordingly, stockholders who wish to communicate with the Board of Directors or a particular director may do so by sending a letter to the Secretary of the Corporation, at 8302 Dunwoody Place, Suite 250, Atlanta, Georgia 30350.  The mailing envelope must clearly indicate that the enclosed letter is a “Stockholder-Board Communication” or “Stockholder-Director Communication.”  All such letters must identify the author as a stockholder and clearly state whether the intended recipients are all members of the Board of Directors or only certain specified individual directors.  The Secretary of the Corporation will make copies of all such letters and circulate them to the appropriate director or directors.

Compensation Committee Interlocks and Insider Participation

During 2013, the Compensation Committee of our Board of Directors was composed of Jack Lahav (Chairperson), Joe R. Reeder, and Dr. Charles E. Young. Effective December 13, 2013, the Compensation Committee consists of the following members: Larry M. Shelton (Chairman), Joe R. Reeder, Dr. Charles E. Young, and Mark A. Zwecker. None of the members of the Compensation Committee has been an officer or employee of the Company or has had any relationship with the Company requiring disclosure under applicable Securities and Exchange Commission regulations in 2013.

Family Relationships

There are no family relationships between any of the Company’s existing directors, executive officers, or persons nominated or chosen to become a director or executive officer. Dr. Centofanti is the only director who is a Company employee.

Certain Relationships and Related Transactions

Audit Committee Review

Our Audit Committee Charter provides for the review by the Audit Committee of any related party transactions, other than transactions involving an employment relationship with the Company, which are reviewed by the Compensation Committee. Although we do not have written policies for the review of related party transactions, the Audit Committee reviews transactions between the Company and its directors, executive officers, and their respective immediate family members. In reviewing a proposed transaction, the Audit Committee takes into account, among other factors it deems appropriate:

(1)	the extent of the related person’s interest in the transaction;
(2)	whether the transaction is on terms generally available to an unaffiliated third-party under the same or similar circumstances;
(3)	the cost and benefit to the Company;

(4)

the impact or potential impact on a director’s independence in the event the related party is a director, an immediate family member of a director or an entity in which a director is a partner, stockholder or executive officer;

(5)	the availability of other sources for comparable products or services;
(6)	the terms of the transaction; and
(7)	the risks to the Company.

Related party transactions are reviewed by the Audit Committee prior to the consummation of the transaction. With respect to a related party transaction arising between Audit Committee meetings, the Chief Financial Officer may present it to the Audit Committee Chairman, who will review and may approve the related party transaction subject to ratification by the Audit Committee at the next scheduled meeting. Our Audit Committee shall approve only those transactions that, in light of known circumstances are not inconsistent with the Company’s best interests.

Related Party Transactions

Mr. Robert Schreiber, Jr. During March 2011, we entered into a lease with Lawrence Properties LLC, a company jointly owned by Robert Schreiber, Jr., the President of Schreiber, Yonley and Associates, and Mr. Schreiber’s spouse. Mr. Schreiber is a member of our executive management team. The lease is for a term of five years starting June 1, 2011. Under the lease, we pay monthly rent of approximately $11,400, which we believe is lower than costs charged by unrelated third party landlords. Additional rent will be assessed for any increases over the new lease commencement year for property taxes or assessments and property and casualty insurance premiums.

Mr. David Centofanti. Mr. David Centofanti serves as our Director of Information Services. For such services, he received total compensation in 2013 of approximately $163,000. Mr. David Centofanti is the son of our Chief Executive Officer and Chairman of our Board, Dr. Louis F. Centofanti. We believe the compensation received by Mr. Centofanti for his technical expertise which he provides to the Company is competitive and comparable to compensation we would have to pay to an unaffiliated third party with the same technical expertise.

Christopher Leichtweis. The Company is obligated to make lease payments of approximately $29,000 per month through June 2018, pursuant to a Lease Agreement, dated June 1, 2008 (the “Lease”), between Leichtweis Enterprises, LLC, as lessor, and Safety and Ecology Holdings Corporation (“SEHC”), as lessee. Leichtweis Enterprises, LLC, is owned by Mr. Christopher Leichtweis (“Leichtweis”), who was a Senior Vice President of the Company and President of Safety and Ecology Corporation (“SEC”), an indirect, wholly owned subsidiary of the Company, prior to his voluntary termination and retirement from the Company effective May 24, 2013. The Lease covers SEC’s principal offices in Knoxville, Tennessee.

Under an agreement of indemnity (“Indemnification Agreement”), SEC, Leichtweis and his spouse (“Leichtweis Parties”), jointly and severally, agreed to indemnify the individual surety with respect to contingent liabilities that may be incurred by the individual surety under certain of SEC’s bonded projects. In addition, SEC agreed to indemnify the Leichtweis Parties against judgments, penalties, fines, and expense associated with those SEC performance bonds that Leichtweis Parties have agreed to indemnify in the event SEC cannot perform, which has an aggregate bonded amount of approximately $10,900,000 (which has been released/expired). The Indemnification Agreement provided by SEC to the Leichtweis Parties also provides for compensating the Leichtweis Parties at a rate of 0.75% of the value of bonds (60% having been paid previously and the balance at substantial completion of the contract). On February 14, 2013, the Company entered into a Settlement and Release Agreement and Amendment to Employment Agreement (the “Leichtweis Settlement”), in final settlement of certain claims made by us against Leichtweis relating to our acquisition of SEC on October 31, 2011. The Leichtweis Settlement terminated our obligation to pay the Leichtweis Parties a fee under the Indemnification Agreement.

Employment Agreements

During 2013, we had employment agreements, each dated August 24, 2011, with Dr. Centofanti (our President and Chief Executive Officer), Ben Naccarato (our Chief Financial Officer), and James A. Blankenhorn, Vice President and Chief Operating Officer of the Company until his resignation on March 20, 2014. Each employment agreement provided for annual base salaries, bonuses, and other benefits commonly found in such agreements. In addition, each employment agreement provided that in the event of termination of such officer without cause or termination by the officer for good reason (as such terms are defined in the employment agreement), the terminated officer shall receive payments of an amount equal to benefits that have accrued as of the termination but not yet paid, plus an amount equal to one year’s base salary at the time of termination. In addition, the employment agreements provided that in the event of a change in control (as defined in the employment agreements), all outstanding stock options to purchase our Common Stock granted to, and held by, the officer covered by the employment agreement would be immediately vested and exercisable. When Mr. Blankenhorn’s resignation as the COO became effective, his employment agreement also terminated. On July 10, 2014, the Company entered into new employment agreements, on substantially the same terms as described above, with Dr. Centofanti, Mr. Naccarato and John Lash, who was hired as the Company’s new Chief Operating Officer on March 20, 2014.

The Company also had an employment agreement with Christopher Leichtweis (the “Leichtweis Employment Agreement”), containing substantially the terms described above with respect to the employment agreements of Messrs. Centofanti, Naccarato and Blankenhorn. On May 14, 2013, the Company entered into a Separation and Release Agreement with Mr. Leichtweis, which terminated Mr. Leichtweis’ employment with the Company and his position as an officer of the Company effective May 24, 2013, and voided the Leichtweis Employment Agreement (except for the “Confidentiality of Trade Secrets and Business Information (“Section 7”) clause). Leichtweis’ termination was not “for cause” by the Company nor “for good reason” by Mr. Leichtweis (as defined in the Leichtweis Employment Agreement). See “EXECUTIVE COMPENSATION--Employment Agreements” elsewhere in this Proxy Statement for further information on termination of the Leichtweis Employment Agreement.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Exchange Act, and the regulations promulgated thereunder require our executive officers and directors and beneficial owners of more than 10% of our Common Stock to file reports of ownership and changes of ownership of our Common Stock with the Securities and Exchange Commission, and to furnish us with copies of all such reports. Based solely on a review of the copies of such reports furnished to us and written information provided to us, we believe that during 2013 none of our executive officers, directors, or beneficial owners of more than 10% of our Common Stock failed to timely file reports under Section 16(a).

Audit Committee Report

The Audit Committee is responsible for providing independent objective oversight of the Company’s accounting functions and internal controls. In accordance with rules adopted by the Securities and Exchange Commission, the Audit Committee of the Company states that:

●	The Audit Committee has reviewed and discussed with management the Company’s audited financial statements for the fiscal year ended December 31, 2013.

●

The Audit Committee has discussed with BDO USA, LLP, the Company’s independent registered public accounting firm for the year ended December 31, 2013, the matters required to be discussed by Statement on Auditing Standards No. 61 (“Communications with Audit Committees”), as modified or supplemented.

●

The Audit Committee has received the written disclosures and the letter from BDO USA, LLP, required by Public Company Accounting Oversight Board (“PCAOB”) Rule 3526, “Communication with Audit Committees Concerning Independence,” as modified or supplemented, and has discussed with BDO USA, LLP, the independent registered public accounting firm’s independence.

In connection with the Audit Committee’s discussion with BDO USA, LLP, as described above, the Audit Committee discussed and considered the nature and scope of the non-audit services performed by BDO USA, LLP for the year ended December 31, 2013, and determined that the audit and non-audit services provided by BDO USA, LLP were compatible with maintaining the independence of BDO USA, LLP.

Based upon the review and discussions referred to above, the Audit Committee recommended to the Board of Directors that the Company’s audited financial statements be included in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2013, for filing with the Securities and Exchange Commission. The Audit Committee has appointed Grant Thornton, LLP as the Company’s independent registered public accounting firm for 2014 (see “PROPOSAL 2 – RATIFICATION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM”).

This report is submitted on behalf of the members of the Audit Committee:

Mark A. Zwecker (Chairman)
Larry M. Shelton
John M. Climaco

The Report of the Audit Committee shall not be deemed to be “soliciting material” or to be “filed” with the Securities and Exchange Commission, nor shall it be incorporated by any general statement incorporating by reference this Proxy Statement into any filing under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act, except to the extent that the Company specifically incorporates this information by reference and shall not otherwise be deemed filed under such Acts.

EXECUTIVE OFFICERS

The following table sets forth, as of the date hereof, information concerning our executive officers:

NAME	AGE	POSITION
Dr. Louis F. Centofanti	71	Chairman of the Board, President and Chief Executive Officer (“CEO”)
Mr. Ben Naccarato	51	Chief Financial Officer (“CFO”), Vice President, and Secretary
Mr. Robert Schreiber, Jr.	63	President of Schreiber, Yonley & Associates (“SYA”), a subsidiary of the Company, and Principal Engineer
Mr. John Lash	51	Chief Operating Officer (“COO”)

Dr. Louis F. Centofanti

See “Election of Directors” for further information on Dr. Centofanti.

Mr. Ben Naccarato

Mr. Naccarato has served as the Chief Financial Officer since February 26, 2009. Mr. Naccarato joined the Company in September 2004 and served as Vice President, Finance of the Company’s Industrial Segment until May 2006, when he was named Vice President, Corporate Controller/Treasurer. Prior to joining the Company in September 2004, Mr. Naccarato was the Chief Financial Officer of Culp Petroleum Company, Inc., a privately held company in the fuel distribution and used waste oil industry from December 2002 to September 2004. Mr. Naccarato is a graduate of University of Toronto having received a Bachelor of Commerce and Finance Degree and is a Chartered Professional Accountant (CPA, CMA).

Mr. Robert Schreiber, Jr.

Mr. Schreiber has served as President of SYA since the Company acquired the environmental engineering firm in 1992. Mr. Schreiber co-founded the predecessor of SYA, Lafser & Schreiber in 1985, and held several executive roles in the firm until our acquisition of SYA. From 1978 to 1985, Mr. Schreiber was the Director of Air programs and all environmental programs for the Missouri Department of Natural Resources. Mr. Schreiber provides technical expertise in wide range of areas including the cement industry, environmental regulations and air pollution control. In April 2014, Mr. Schreiber was appointed to the Board of Directors of Perma-Fix Medical Corporation, an indirect subsidiary of the Company involved in the development and manufacturing of medical isotopes. Mr. Schreiber has a B.S. in Chemical Engineering from the University of Missouri – Columbia.

Mr. John Lash

On April 3, 2014, the Company’s Board of Directors approved the appointment by the Company on March 20, 2014 of Mr. John Lash as the Chief Operating Officer. Mr. Lash previously served as Senior Vice President of Operations of the Company’s Treatment Segment for over ten years. Mr. Lash has over 20 years of experience in the nuclear industry, with specific experience in managing remedial activities, as well as decontamination and disposal of radioactive materials from commercial and government operating facilities. As Senior Vice President of Operations, Mr. Lash was responsible for all treatment and remediation activities. Prior to joining Perma-Fix in 2001, Mr. Lash served as Broad Spectrum Manager for Waste Control Specialists in Dallas, TX where his responsibilities included contract management of DOE nationwide procurement for mixed waste treatment services, business development activities, and technology development. Prior to that, he worked for ten years at Chem-Nuclear Systems where he held various managerial positions including manager of the Chem-Nuclear Consolidation Facility. Mr. Lash received his education and qualification from the U.S. Navy Nuclear Power Program, where he served for 8 years prior to working in the commercial nuclear industry.

Resignation of Chief Operating Officer

On March 20, 2014, the Company accepted the resignation of Mr. James A. Blankenhorn as Vice President and Chief Operating Officer of the Company. The resignation was effective March 28, 2014. Mr. Blankenhorn’s resignation was not due to a disagreement with the Company.

EXECUTIVE COMPENSATION

Summary Compensation

The following table summarizes the total compensation paid or earned by each of the named executive officers (“NEOs”) for the fiscal years ended December 31, 2013 and 2012.

Name and Principal Position	Year	Salary	Bonus	Option Awards	Non-Equity Incentive Plan Compensation	All other Compensation	Total Compensation
		($)	($)	($)	($) (2)	($) (3)	($)

Dr. Louis Centofanti	2013	271,115	—	—	—	26,141	297,256
Chairman of the Board,	2012	271,115	—	—	—	25,893	297,008
President and Chief
Executive Officer

Ben Naccarato	2013	214,240	—	—	—	33,135	247,375
Vice President and Chief	2012	214,240	—	—	—	31,918	246,158
Financial Officer

Jim Blankenhorn (4)	2013	252,350	—	—	—	33,135	285,485
Vice President and Chief	2012	252,350	—	—	—	31,918	284,268
Operating Officer

Robert Schreiber, Jr.	2013	203,821	—	—	—	31,488	235,309
President of SYA	2012	203,821	—	—	—	31,694	235,515

Christopher Leichtweis (1)	2013	157,894	—	—	—	6,484	164,378
Senior Vice President and	2012	324,480	—	—	—	15,547	340,027
SEC President

(1)

Named as Senior Vice President of the Company and President of SEC on October 31, 2011 upon the Company’s acquisition of SEHC and its subsidiaries on October 31, 2011 from Homeland Security Capital Corporation (now known as Timios National Corporation or “TNC”). Mr. Leichtweis was a former officer and director of TNC. Mr. Leichtweis voluntarily terminated and retired from all positions with the Company and its subsidiaries effective May 24, 2013. Mr. Leichtweis was paid his accrued salary and the Company paid his insurance benefit up to his voluntary termination date upon his separation from the Company. (see “--Employment Agreements” for a discussion of Mr. Leichtweis’s Separation and Release Agreement).”

(2)

Represents performance compensation earned under the Company’s separate Management Incentive Plan (“MIP”) with respect to each NEO. The MIP for each NEO is described under the heading “Management Incentive Plans (“MIPs”).” No compensation was earned by any NEO under his respective MIP for 2013.

(3)

The amount shown includes a monthly automobile allowance of $750 or the use of a company car, our 401(k) matching contribution (not applicable for 2013), and insurance premiums (health, disability and life) paid by the Company on behalf of the executive.

	Insurance	Auto Allowance or
Name	Premium	Company Car	Total
Dr. Louis Centofanti	$17,141	$9,000	$26,141
Ben Naccarato	$24,135	$9,000	$33,135
Jim Blankenhorn	$24,135	$9,000	$33,135
Robert Schreiber, Jr.	$24,135	$7,353	$31,488
Christopher Leichtweis	$6,484	¾	$6,484

(4)	On March 20, 2014, resigned as Vice President and COO, effective March 28, 2014.

Outstanding Equity Awards at Fiscal Year

The following table sets forth unexercised options held by the NEOs as of the fiscal year-end.

Outstanding Equity Awards at December 31, 2013

	Option Awards
Name	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) (1) Unexercisable		Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options (#)	Option Exercise Price ($)	Option Expiration Date

Dr. Louis Centofanti	30,000	—		—	11.40	8/5/2014

Ben Naccarato	4,000	—		—	7.20	10/28/2014
	8,000	—		—	11.40	8/5/2014
	15,000	—			7.10	2/26/2015

Jim Blankenhorn (3)	40,000	20,000	(2)	—	7.85	7/25/2017

Robert Schreiber, Jr.	5,000	—		—	11.40	8/5/2014

(1)

In the event of a change in control (as defined in the Option Plan) of the Company, each outstanding option and award shall immediately become exercisable in full notwithstanding the vesting or exercise provisions contained in the stock option agreement.

(2)	Incentive stock option granted on July 25, 2011 under the Company’s 2010 Stock Option Plan. The option is for a six year term and vests over a three year period, at one third increments per year.

(3)

On March 20, 2014, resigned as Vice President and COO, effective March 28, 2014. Pursuant to the 2010 Stock Option Plan, employee had 90 days from effective date of resignation to exercise 40,000 vested options to purchase up to 40,000 shares of the Company’s Common Stock. The options were not exercised by Mr. Blankenhorn.

None of the Company’s NEOs exercised options during 2013.

Employment Agreements

The Company entered into employment agreements on July 10, 2014 with our CEO, COO, and CFO, which were approved by the Compensation Committee and Board. These agreements provide that (a) Dr. Centofanti, CEO, is entitled to receive an annual base salary of $271,115; (b) Mr. Lash, COO, is entitled to receive an annual base salary of $215,000; and (c) Mr. Naccarato, CFO, is entitled to receive an annual base salary of $214,240. The base salary is subject to adjustment as determined by the Compensation Committee. In addition to base salary, each of these executive officers is entitled to participate in the Company's benefits plans and to any performance compensation payable under an individual MIP for the CEO, CFO, and COO (see “2013 MIPs” and “2014 MIPs,” below, under the heading “Management Incentive Plans (“MIPs”)). The employment agreements dated July 10, 2014 with our CEO, COO, and CFO are collectively referred to as the “New Employment Agreements.”

The Company had previously entered into employment agreement on August 24, 2011 with each Dr. Centofanti, Ben Naccarato, and James Blankenhorn, our previous COO. On March 20, 2014, the Company accepted the resignation of Mr. Blankenhorn, as Vice President and COO of the Company. The resignation was effective March 28, 2014. When Mr. Blankenhorn’s resignation as the COO became effective, his employment agreement, dated August 24, 2011 also terminated. Mr. Blankenhorn’s employment agreement provided for an annual base salary and eligibility to participate in the Company's benefits plans and any performance compensation payable under an individual MIP for the COO. Upon Mr. Blankenhorn’s resignation, he was paid all his accrued salary, vacation, and any benefits under the employee’s benefit plan to March 28, 2014. Both of the August 24, 2011 employment agreements with Dr. Centofanti and Ben Naccarato were terminated effective July 10, 2014.

Each of the New Employment Agreements is effective for three years. Each New Employment Agreement may be terminated prior to its expiration by the Company with or without “cause” (as defined below) or by the executive officer for “good reason” (as defined below) or any other reason. If the NEO’s employment is terminated due to death, disability or for cause, we will pay to the NEO or to his estate a lump sum equal to the sum of any unpaid base salary through the date of termination and any benefits otherwise due at that time under any employee benefit plan, excluding any severance program or policy (the “Accrued Amounts”).

If the NEO terminates his employment for “good reason” or is terminated without cause, we will pay the NEO a sum equal to the total Accrued Amounts, plus one year of full base salary. If the NEO terminates his employment for a reason other than for good reason, we will pay to him the amount equal to the Accrued Amounts. If there is a Change in Control (as defined below), all outstanding stock options to purchase common stock held by the NEO will immediately become vested and exercisable in full. The amounts payable with respect to a termination (other than base salary and amounts otherwise payable under any Company employee benefit plan) are payable only if the termination constitutes a “separation from service” (as defined under Treasury Regulation Section 1.409A-1(h)).

“Cause” is generally defined in each of the New Employment Agreements as follows:

●

the ultimate conviction (after all appeals have been decided) of the executive by a court of competent jurisdiction, or a plea of nolo contendrere or a plea of guilty by the executive, to a felony involving a moral practice or act;

●

willful or gross misconduct or gross neglect of duties by the executive, which is injurious to the Company. Failure of the executive to perform his duties due to disability shall not be considered gross misconduct or gross neglect of duties;

●	act of fraud or embezzlement against the Company; and

●	willful breach of any material provision of the employment agreement.

“Good reason” is generally defined in each of the New Employment Agreements as follows:

●

assignment to the executive of duties inconsistent with his responsibilities as they existed during the 90-day period preceding the date of the employment agreement, including status, office, title, and reporting requirement;

●

any other action by the Company which results in a reduction in (i) the compensation payable to the executive, or (ii) the executive’s position, authority, duties, or other responsibilities without the executive’s prior approval;

●	the relocation of the executive from his base location on the date of the employment agreement, excluding travel required in order to perform the executive’s job responsibilities;

●	any purported termination by the Company of the executive’s employment otherwise than as permitted by the agreement; and

●

any material breach by the Company of any provision of the employment agreement, except that an insubstantial or inadvertent breach by the Company which is promptly remedied by the Company after receipt of notice by the executive is not considered a material breach.

“Change in Control” is generally defined in each of the Employment Agreements as follows:

●

a transaction in which any person, entity, corporation, or group (as such terms are defined in Sections 13(d)(3) and 14(d)(2) of the Exchange (other than the Company, or a profit sharing, employee ownership or other employee benefit plan sponsored by the Company or any subsidiary of the Company): (i) will purchase any of the Company’s voting securities (or securities convertible into such voting securities) for cash, securities or other consideration pursuant to a tender offer, or (ii) will become the “beneficial owner” (as such term is defined in Rule 13d-3 under the Exchange Act, directly or indirectly (in one transaction or a series of transactions), of securities of the Company representing 50% or more of the total voting power of the then outstanding securities of the Company ordinarily having the right to vote in the election of directors; or

●	a change, without the approval of at least two-thirds of the Board of Directors then in office, of a majority of the Company’s Board of Directors; or

●	the Company’s execution of an agreement for the sale of all or substantially all of the Company’s assets to a purchaser which is not a subsidiary of the Company; or

●	the Company’s adoption of a plan of dissolution or liquidation; or

●	the Company’s closure of the facility where the executive works; or

●

the Company’s execution of an agreement for a merger or consolidation or other business combination involving the Company in which the Company is not the surviving corporation, or, if immediately following such merger or consolidation or other business combination, less than fifty percent (50%) of the surviving corporation’s outstanding voting stock is held by persons who are stockholders of the Company immediately prior to such merger or consolidation or other business combination; or

●	such event that is of a nature that is required to be reported in response to Item 5.01 of Form 8-K.

In connection with the closing of our acquisition of Safety and Ecology Holdings Corporation and its subsidiaries (collectively known as Safety and Ecology Corporation or “SEC”) on October 31, 2011, we entered into an employment agreement with Mr. Christopher Leichtweis (“Leichtweis Employment Agreement), which was approved by the Compensation Committee and Board. Mr. Leichtweis, who prior to the acquisition was an officer and director of SEC’s former parent company (Homeland Security Capital Corporation now known as Timios National Corporation or “TNC”), was appointed as the SEC President and a senior vice president. Mr. Leichtweis’ employment agreement provided that he was entitled to receive an annual base salary of $324,480 and was entitled to participate in the Company’s benefits plans and any performance compensation payable under an individual MIP for the SEC President. The base salary was subject to adjustment as determined by the Compensation Committee.

On February 14, 2013, the Company entered into a Settlement and Release Agreement and Amendment to Employment Agreement (the “Leichtweis Settlement), in final settlement of certain claims made by us against Mr. Leichtweis in connection with the acquisition of SEC. The Leichtweis Settlement amended Mr. Leichtweis Employment Agreement which reduced the base salary of Mr. Leichtweis by $30,000 per year commencing on the earlier of (i) the date the Company filed its 2012 Form 10-K with the Securities and Exchange Commission, or (ii) April 1, 2013, and continuing for a period of three years from such date (or, if the Mr. Leichtweis’s Employment Agreement is earlier terminated, through the date of such earlier termination). The Company filed its Form 10-K on March 22, 2013.

On May 14, 2013, the Company entered into a Separation and Release Agreement (“Agreement”) with Mr. Leichtweis. Pursuant to the Agreement:

(i)	effective May 24, 2013 (“Separation Date”), Mr. Leichtweis voluntarily terminated and retired as an employee of the Company, Senior Vice President of the Company and President of SEC;

(ii)

the Leichtweis Employment Agreement dated October 31, 2011 between the Company and Mr. Leichtweis was terminated in all respects, except for the “Confidentiality of Trade Secrets and Business Information” (“Section 7”) clause of the Leichtweis Employment Agreement. No severance and Special Bonus (as defined in the Leichtweis Employment Agreement) were payable to Mr. Leichtweis under the Leichtweis Employment Agreement. Mr. Leichtweis was paid all accrued salary, vacation and any benefit under the employee’s benefit plan to Separation Date. Mr. Leichtweis’ voluntary termination of employment with the Company was for reasons other than for “Good Reason” (as defined by Leichtweis Employment Agreement) and is within the meaning of Treasury Regulation § 1.409A-1(h)(1) as of the Separation Date;

(iii)	the MIP effective as of November 1, 2011, as amended on July 12, 2012, for the benefit of Mr. Leichtweis was forfeited and cancelled. No payment was payable under the MIP as of the Separation Date;

(iv)

a nonqualified stock option (the “Option”) granted to Mr. Leichtweis on October 31, 2011, which provided for the purchase of up to 50,000 shares of the Company’s Common Stock at $6.75 per share pursuant to the Leichtweis Employment Agreement, was forfeited. Within 30 days after Separation Date, Mr. Leichtweis had the option to exercise 12,500 options (amount vested) to purchase 12,500 shares of the Company’s Common Stock, which he elected not to exercise;

(v)

the Company generally released Mr. Leichtweis from and against all claims against Mr. Leichtweis under the Leichtweis Employment Agreement except for claims against Mr. Leichtweis under “Section 7” of the Employment Agreement; and

(vi)

Mr. Leichtweis released the Company and its subsidiaries and all of their representatives, officers, directors, employees and affiliates from and against any and all Claims (as defined in the Agreement).

In connection with the Agreement, the Company also entered into a Consulting Services Agreement (“Consulting Agreement”) with Mr. Leichtweis, dated May 24, 2013 and terminating on July 23, 2014, unless sooner terminated by either party with prior 30 days’ written notice. The Consulting Agreement provides for compensation at an hourly rate of $135 and reasonable travel and other expenses. Pursuant to the Consulting Agreement, Mr. Leichtweis will be subject to a fourteen months confidentiality and non-compete agreement (as defined) from date of execution of the Consulting Agreement. On June 1, 2013, Leichtweis provided the Company with written notice of termination of the Consulting Agreement.

Potential Payments upon Termination of Employment or Change in Control

The following table sets forth the potential (estimated) payments and benefits to which our NEOs would be entitled under the Employment Agreements upon termination of employment or following a Change in Control, assuming each circumstance described below occurred on December 31, 2013.

The following table sets forth the potential (estimated) payments and benefits to which Dr. Centofanti, Mr. Jim Blankenhorn, and Mr. Naccarato would be entitled upon termination of employment or following a Change in Control of the Company, as specified under each employment agreement with the Company, assuming each circumstance described below occurred on December 31, 2013, the last day of our fiscal year.

			Executive for Good
	Disability,		Reason or by
Name and Principal Position	Death,		Company Without		Change in Control
Potential Payment/Benefit	or For Cause		Cause		of the Company

Dr. Louis Centofanti
Chairman of the Board,
President and Chief Executive
Officer
Severance	$—		$271,115		$—
Stock Options	$—	(1)	$—	(1)	$—	(2)

Ben Naccarato
Chief Financial Officer
Severance	$—		$214,240		$—
Stock Options	$—	(1)	$—	(1)	$—	(2)

Jim Blankenhorn (3)
Chief Operating Officer
Severance	$—		$252,350		$—
Stock Options	$—	(1)	$—	(1)	$—	(2)

(1)	Benefit is estimated to be zero since the number of stock options vested that were in-the-money as of December 31, 2013 (as reported on NASDAQ) was zero.

(2)	Benefit is estimated to be zero since the number of stock options outstanding that were in-the-money as of December 31, 2013 (as reported on NASDAQ) was zero.

(3)	On March 20, 2014, Mr. Blankenhorn resigned as Vice President and COO, effective March 28, 2014.

No performance compensation under the NEO’s MIP would have been payable at December 31, 2013 under any of the circumstances described in the table above. Pursuant to each MIP, if the participant’s employment with the Company is voluntarily or involuntarily terminated prior to the annual payment of the MIP compensation payment period, no MIP payment is payable. The payment is otherwise payable under each MIP on or about 90 days after year-end, or sooner, based on finalization of our financial statements for year-end. See “2013 MIPs,” below.

The amounts payable with respect to a termination (other than base salary and amounts otherwise payable under any Company employee benefit plan) are payable only if the termination constitutes a “separation from service” (as defined under Treasury Regulation Section 1.409A-1(h)).

2013 Executive Compensation Components

For the fiscal year ended December 31, 2013, the principal components of compensation for executive officers were:

●	base salary;
●	performance-based incentive compensation;
●	long term incentive compensation;
●	retirement and other benefits; and
●	perquisites.

Based on the amounts set forth in the Summary Compensation Table, during 2013, salary accounted for 89.4% of the total compensation of our NEOs, while equity option awards, bonus, MIP compensation, and other compensation accounted for approximately 10.6% of the total compensation of the NEOs.

Base Salary

The NEOs, other executive officers, and other employees of the Company receive a base salary during the fiscal year. Base salary ranges for executive officers are determined for each executive based on his or her position and responsibility by using market data and comparisons to the Peer Group.

During its review of base salaries for executives, the Compensation Committee primarily considers:

●

market data and Peer Group comparisons. The companies comprising of the Peer Group are Clean Harbors, Inc., American Ecology Corporation, and EnergySolutions, Inc., each of which is a waste/disposal management company;

●	internal review of the executive’s compensation, both individually and relative to other officers; and

●	individual performance of the executive.

Salary levels are typically considered annually as part of the performance review process as well as upon a promotion or other change in job responsibility. Merit based salary increases for executives are based on the Compensation Committee’s assessment of the individual’s performance. The base salary and potential annual base salary adjustments for the CEO, COO, CFO, and the SEC President are/were set forth in their respective Employment Agreements.

Performance-Based Incentive Compensation

The Compensation Committee has the latitude to design cash and equity-based incentive compensation programs to promote high performance and achievement of our corporate objectives by directors and the NEOs, encourage the growth of stockholder value and enable employees to participate in our long-term growth and profitability. The Compensation Committee may grant stock options and/or performance bonuses. In granting these awards, the Compensation Committee may establish any conditions or restrictions it deems appropriate. In addition, the CEO has discretionary authority to grant stock options to certain high-performing executives or officers, subject to the approval of the Compensation Committee.

The exercise price for each stock options granted is at or above the market price of our Common Stock on the date of grant. Stock options may be awarded to newly hired or promoted executives at the discretion of the Compensation Committee. Grants of stock options to eligible newly hired executive officers are generally made at the next regularly scheduled Compensation Committee meeting following the hire date.

Management Incentive Plans (“MIPs”)

2013 MIPs

On June 6, 2013, the Compensation Committee approved individual MIPs for our CEO, COO, and CFO. The MIPs were effective as of January 1, 2013. Each MIP provided guidelines for the calculation of annual cash incentive based compensation, subject to Compensation Committee oversight and modification. Each MIP awards cash compensation based on achievement of performance thresholds, with the amount of such compensation established as a percentage of base salary. The potential target performance compensation ranged from 50% to 87% or $135,558 to $237,224 of the 2013 base salary for the CEO, 50% to 87% or $126,175 to $220,808 of the 2013 base salary for the COO, and 25% to 44% or $53,560 to $93,731 of the 2013 base salary for the CFO.

Performance compensation was to be paid on or about 90 days after year-end, or sooner, based on finalization of our audited financial statements for 2013. If the MIP participant’s employment with the Company was voluntarily or involuntarily terminated prior to a regularly scheduled MIP compensation payment date, no MIP payment would have been payable for and after such period.

The Compensation Committee retained the right to modify, change or terminate each MIP and may adjust the various target amounts described below, at any time and for any reason.

The following describes the principal terms of each MIP:

CEO:

2013 CEO performance compensation was based upon meeting corporate revenue, earnings before interest, taxes, depreciation and amortization (“EBITDA”), health, safety, and environmental compliance objectives during fiscal year 2013 from our continuing operations.  Of the total potential performance compensation, 55% was based on EBITDA goal, 15% on revenue goal, 15% on the number of health and safety claim incidents that occurred during fiscal year 2013, and the remaining 15% on the number of notices alleging environmental, health or safety violations under our permits or licenses that occurred during the fiscal year 2013.  Each of the revenue and EBITDA components was based on our board approved Revenue Target and EBITDA Target. The 2013 target compensation for our CEO was as follows:

Annualized Base Pay:	$271,115
Performance Incentive Compensation Target (at 100% of MIP):	$135,558
Total Annual Target Compensation (at 100% of MIP):	$406,673

The Performance Incentive Compensation Target was based on the schedule below.

Target Objectives
		Performance Target Thresholds
	Weights	85-100%	101-120%	121-130%	131-140%	141-150%	151-160%	161%+

Revenue	15%	$20,334	$24,400	$26,434	$28,467	$30,500	$32,534	$35,584

EBITDA	55%	74,556	89,467	96,922	104,378	111,833	119,289	130,472

Health & Safety	15%	20,334	24,400	26,434	28,467	30,500	32,534	35,584

Permit & License Violations	15%	20,334	24,400	26,434	28,467	30,500	32,534	35,584

		$135,558	$162,667	$176,224	$189,779	$203,333	$216,891	$237,224

1)

Revenue was defined as the total consolidated third party top line revenue from continuing operations as publicly reported in the Company’s financial statements. The percentage achieved was determined by comparing the actual consolidated revenue from continuing operations to the Board approved Revenue Target from continuing operations, which was $126,190,000. The Board reserved the right to modify or change the Revenue Targets as defined herein in the event of the sale or disposition of any of the assets of the Company or in the event of an acquisition.

2)

EBITDA was defined as earnings before interest, taxes, depreciation, and amortization from continuing operations. The percentage achieved was determined by comparing the actual EBITDA to the Board approved EBITDA Target, which was $9,567,000. The Board reserved the right to make adjustments to the EBITDA Target to account for the unique accounting treatment of fair market value of percentage of completion contracts resulting from the acquisition of Safety and Ecology Holdings Corporation and its subsidiaries (“SEC”).

3)

The Health and Safety Incentive Target was based upon the actual number of Worker’s Compensation Lost Time Accidents, as provided by the Company’s Worker’s Compensation carrier. The Corporate Treasurer submitted a report on a quarterly basis documenting and confirming the number of Worker’s Compensation Lost Time Accidents, supported by the AIG Worker’s Compensation Loss Report. Such claims were identified on the loss report as “indemnity claims.” The following number of Worker’s Compensation Lost Time Accidents and corresponding Performance Target Thresholds were established for the annual Incentive Compensation Plan calculation for 2013.

Worker's Compensation	Performance
Claim Number	Target

7	85%-100%
6	101%-120%
5	121%-130%
4	131%-140%
3	141%-150%
2	151%-160%
1	161% Plus

4)

Permits or License Violations incentive was earned/determined according to the scale set forth below:  An “official notice of non-compliance” was defined as an official communication from a local, state, or federal regulatory authority alleging one or more violations of an otherwise applicable Environmental, Health or Safety requirement or permit provision, which resulted in a facility’s implementation of corrective action(s).

Permit and	Performance
License Violations	Target

7	85%-100%
6	101%-120%
5	121%-130%
4	131%-140%
3	141%-150%
2	151%-160%
1	161% Plus

5)	No performance incentive compensation was payable for achieving the health and safety, permit and license violation, and revenue targets unless a minimum of 70% of the EBITDA Target was achieved.

COO:

2013 COO performance compensation was based upon meeting corporate revenue, EBITDA, health, safety, and environmental compliance objectives during fiscal year 2013 from our continuing operations.  Of the total potential performance compensation, 55% was based on EBITDA goal, 15% on revenue goal, 15% on the number of health and safety claim incidents that occurred during fiscal year 2013, and the remaining 15% on the number of notices alleging environmental, health or safety violations under our permits or licenses that occurred during the fiscal year 2013.  Each of the revenue and EBITDA components was based on our board approved Revenue Target and EBITDA Target. The 2013 target compensation for our COO was as follows:

Annualized Base Pay:	$252,350
Performance Incentive Compensation Target (at 100% of Plan):	$126,175
Total Annual Target Compensation (at 100% of Plan):	$378,525

The Performance Incentive Compensation Target was based on the schedule below.

Target Objectives
		Performance Target Thresholds
	Weights	85-100	101-120	121-130	131-140	141-150	151-160	161%+

Revenue	15%	$18,926	$22,712	$24,604	$26,497	$28,389	$30,282	$33,121

EBITDA	55%	69,397	83,277	90,216	97,156	104,096	111,036	121,445

Health & Safety	15%	18,926	22,712	24,604	26,497	28,389	30,282	33,121

Permit & License Violations	15%	18,926	22,712	24,604	26,497	28,389	30,282	33,121

		$126,175	$151,413	$164,028	$176,647	$189,263	$201,882	$220,808

1)

Revenue was defined as the total consolidated third party top line revenue from continuing operations as publicly reported in the Company’s financial statements. The percentage achieved was determined by comparing the actual consolidated revenue from continuing operations to the Board approved Revenue Target from continuing operations, which is $126,190,000. The Board reserved the right to modify or change the Revenue Targets as defined herein in the event of the sale or disposition of any of the assets of the Company or in the event of an acquisition.

2)

EBITDA was defined as earnings before interest, taxes, depreciation, and amortization from continuing operations. The percentage achieved was determined by comparing the actual EBITDA to the Board approved EBITDA Target, which was $9,567,000. The Board reserved the right to make adjustments to the EBITDA Target to account for the unique accounting treatment of fair market value of percentage of completion contracts resulting from the acquisition of Safety and Ecology Holdings Corporation and its subsidiaries (“SEC”).

3)

The Health and Safety Incentive target was based upon the actual number of Worker’s Compensation Lost Time Accidents, as provided by the Company’s Worker’s Compensation carrier. The Corporate Treasurer submitted a report on a quarterly basis documenting and confirming the number of Worker’s Compensation Lost Time Accidents, supported by the AIG Worker’s Compensation Loss Report. Such claims were identified on the loss report as “indemnity claims.” The following number of Worker’s Compensation Lost Time Accidents and corresponding Performance Target Thresholds were established for the annual Incentive Compensation Plan calculation for 2013.

Worker's Compensation	Performance
Claim Number	Target

7	85%-100%
6	101%-120%
5	121%-130%
4	131%-140%
3	141%-150%
2	151%-160%
1	161% Plus

4)

Permits or License Violations incentive was earned/determined according to the scale set forth below:  An “official notice of non-compliance” was defined as an official communication from a local, state, or federal regulatory authority alleging one or more violations of an otherwise applicable Environmental, Health or Safety requirement or permit provision, which resulted in a facility’s implementation of corrective action(s).

Permit and	Performance
License Violations	Target

7	85%-100%
6	101%-120%
5	121%-130%
4	131%-140%
3	141%-150%
2	151%-160%
1	161% Plus

5)	No performance incentive compensation was payable for achieving the health and safety, permit and license violation, and revenue targets unless a minimum of 70% of the EBITDA Target was achieved.

CFO:

The CFO’s 2013 performance compensation was based upon achievement of EBITDA and administrative expense objectives. The performance compensation also provided for a discretionary incentive payment component, subject to approval by the Company’s Compensation Committee. Of the total potential performance compensation, 25% was based on maintaining or reducing our targeted administrative expense, 50% was based on EBITDA goal, with the remaining 25% subjected to approval by the Compensation Committee. Each of the EBITDA and administrative expense component was based on our board approved 2013 EBITDA Target and Administrative Expense Target. The 2013 target compensation for our CFO was as follows:

Annualized Base Pay:	$214,240
Performance Incentive Compensation Target (at 100% of Plan):	$53,560
Total Annual Target Compensation (at 100% of Plan):	$267,800

The Performance Incentive Compensation Target was based on the schedule below.

Target Objectives
		Performance Target Thresholds
	Weights	100%+	98-99%	96-97%	94-95%	92-93%	90-91%	88-89%

Administrative	25%	$13,390	$16,068	$17,407	$18,746	$20,085	$21,424	$23,433

		Performance Target Thresholds
	Weights	85-100%	101-120%	121-130%	131-140%	141-150%	151-160%	161%+

EBITDA	50%	$26,780	$32,136	$34,814	$37,492	$40,170	$42,848	$46,865

Discretionary	25%	13,390	16,068	17,407	18,746	20,085	21,424	23,433

		$53,560	$64,272	$69,628	$74,984	$80,340	$85,696	$93,731

1)

Administrative Expense was defined as the total consolidated administrative expenses from continuing operations as publicly reported in the Company’s financial statements. Administrative expenses were inclusive of all subsidiaries from continuing operations, and excluded Marketing Expenses and Interest Expense. The Board reserved the right to make adjustments to Administrative expense Target so as not to penalize the employee for material unforeseen events outside of the employees responsibility and it reserved the right to modify or change the Administrative Expense Targets as defined herein, which was $13,390,000 in the event of the sale or disposition of any of the assets of the Company or in the event of an acquisition. The Board further reserved the right to adjust Administrative Expenses Target to reflect charges resulting from the vesting of incentive stock options.

2)

EBITDA was defined as earnings before interest, taxes, depreciation, and amortization from continuing operations. The percentage achieved was determined by comparing the actual EBITDA to the Board approved EBITDA Target, which was $9,567,000. The Board reserved the right to make adjustments to the EBITDA Target to account for the unique accounting treatment of fair market value of percentage of completion contracts resulting from the acquisition of Safety and Ecology Holdings Corporation and its subsidiaries (“SEC”).

3)

Discretionary incentive payment was to be approved by the Compensation Committee based on achievement of accounting, financial, and accounting centralization and information technology oversight objectives, including but not limited to:

●	Compliance with the requirement of the Sarbanes-Oxley Act of 2002 (“SOX”);

●	Meeting public filing deadlines such as Form 10-K, Form 10-Qs, Form 8-Ks, and press releases;

●

Automation and centralization of accounting processes, including but not limited to: (a) install multi-company software at corporate office; (b) improve forecasting model from facilities including new software, if cost effective; (c) sales and opportunity tracking system; (d) complete improvement to time management system; and (e) improve project tracking system; and

●	Collection of problem accounts receivable.

4)

No discretionary performance incentive compensation was payable unless a minimum of 70% of the EBITDA Target was achieved. In addition, no performance incentive compensation was payable for achieving the Administrative Expense Target unless a minimum of 70% of the EBITDA Target was achieved.

2013 MIP Targets

As discussed above, 2013 MIPs approved for the CEO, COO, and CFO by the Compensation Committee awards cash compensation based on achievement of performance targets which included Revenue, EBITDA, and Administrative Expenses as approved by our Board. The Revenue Target of $126,190,000, EBITDA Target of $9,567,000, and the Administrative Expense Target of $13,390,000 set forth in the 2013 MIPs were based on our board approved 2013 budget. In formulating the Revenue Target of $126,190,000, the Board considered 2012 results, current economic conditions, and forecasts for 2013 government (Department of Energy or DOE) spending under continuing resolution and the sequestration. The Compensation Committee believed the performance targets were likely to be achieved, but not assured.

2014 MIPs

On July 10, 2014, the Compensation Committee approved individual MIPs for our CEO, COO, and CFO. The MIPs are effective as of January 1, 2014. Each MIP provides guidelines for the calculation of annual cash incentive based compensation, subject to Compensation Committee oversight and modification. Each MIP awards cash compensation based on achievement of performance thresholds, with the amount of such compensation established as a percentage of base salary. The potential target performance compensation ranges from 50% to 87% or $135,558 to $237,224 of the 2014 base salary for the CEO, 50% to 87% or $107,500 to $188,127 of the 2014 base salary for the COO, and 50% to 87% or $107,120 to $187,458 of the 2014 base salary for the CFO.

Performance compensation is to be paid on or about 90 days after year-end, or sooner, based on finalization of our audited financial statements for 2013. If the MIP participant’s employment with the Company is voluntarily or involuntarily terminated prior to a regularly scheduled MIP compensation payment date, no MIP payment will be payable for and after such period.

The Compensation Committee retains the right to modify, change or terminate each MIP and may adjust the various target amounts described below, at any time and for any reason.

The total performance compensation payable to the CEO, COO, and CFO as a group will not exceed 50% of the Company’s pretax net income prior to the calculation of the performance compensation.

The following describes the principal terms of each MIP:

CEO:

2014 CEO performance compensation is based upon meeting corporate revenue, EBITDA, health, safety, and environmental compliance objectives during fiscal year 2013 from our continuing operations.  Of the total potential performance compensation, 55% is based on EBITDA goal, 15% on revenue goal, 15% on the number of health and safety claim incidents that occur during fiscal year 2014, and the remaining 15% on the number of notices alleging environmental, health or safety violations under our permits or licenses that occur during the fiscal year 2014.  Each of the revenue and EBITDA components is based on our board approved Revenue Target and EBITDA Target. The 2014 target compensation for our CEO is as follows:

Annualized Base Pay:	$271,115
Performance Incentive Compensation Target (at 100% of MIP):	$135,558
Total Annual Target Compensation (at 100% of MIP):	$406,673

The Performance Incentive Compensation Target is based on the schedule below.

Target Objectives
		Performance Target Thresholds
	Weights	85-100%	101-120%	121-130%	131-140%	141-150%	151-160%	161%+

Revenue	15%	$20,334	$24,400	$26,434	$28,467	$30,500	$32,534	$35,584

EBITDA	55%	74,556	89,467	96,922	104,378	111,833	119,289	130,472

Health & Safety	15%	20,334	24,400	26,434	28,467	30,500	32,534	35,584

Permit & License Violations	15%	20,334	24,400	26,434	28,467	30,500	32,534	35,584

		$135,558	$162,667	$176,224	$189,779	$203,333	$216,891	$237,224

1)

Revenue is defined as the total consolidated third party top line revenue from continuing operations as publicly reported in the Company’s financial statements. The percentage achieved is determined by comparing the actual consolidated revenue from continuing operations to the Board approved Revenue Target from continuing operations, which is $68,757,000. The Board reserves the right to modify or change the Revenue Targets as defined herein in the event of the sale or disposition of any of the assets of the Company or in the event of an acquisition.

2)

EBITDA is defined as earnings before interest, taxes, depreciation, and amortization from continuing operations. The percentage achieved is determined by comparing the actual EBITDA to the Board approved EBITDA Target, which is $5,647,000. The Board reserved the right to make adjustments to the EBITDA Target as defined herein in the event of the sale or disposition of any of the assets of the Company or in the event of an acquisition.

3)

The Health and Safety Incentive Target is based upon the actual number of Worker’s Compensation Lost Time Accidents, as provided by the Company’s Worker’s Compensation carrier. The Corporate Treasurer will submit a report on a quarterly basis documenting and confirming the number of Worker’s Compensation Lost Time Accidents, supported by the AIG Worker’s Compensation Loss Report. Such claims will be identified on the loss report as “indemnity claims.” The following number of Worker’s Compensation Lost Time Accidents and corresponding Performance Target Thresholds has been established for the annual Incentive Compensation Plan calculation for 2014.

Worker's Compensation	Performance
Claim Number	Target

7	85%-100%
6	101%-120%
5	121%-130%
4	131%-140%
3	141%-150%
2	151%-160%
1	161% Plus

4)

Permits or License Violations incentive is earned/determined according to the scale set forth below:  An “official notice of non-compliance” is defined as an official communication from a local, state, or federal regulatory authority alleging one or more violations of an otherwise applicable Environmental, Health or Safety requirement or permit provision, which results in a facility’s implementation of corrective action(s).

Permit and	Performance
License Violations	Target

7	85%-100%
6	101%-120%
5	121%-130%
4	131%-140%
3	141%-150%
2	151%-160%
1	161% Plus

5)	No performance incentive compensation will be payable for achieving the health and safety, permit and license violation, and revenue targets unless a minimum of 70% of the EBITDA Target is achieved.

COO:

2014 COO performance compensation is based upon meeting corporate revenue, EBITDA, health, safety, and environmental compliance objectives during fiscal year 2014 from our continuing operations.  Of the total potential performance compensation, 55% is based on EBITDA goal, 15% on revenue goal, 15% on the number of health and safety claim incidents that occur during fiscal year 2014, and the remaining 15% on the number of notices alleging environmental, health or safety violations under our permits or licenses that occur during the fiscal year 2014.  Each of the revenue and EBITDA components is based on our board approved Revenue Target and EBITDA Target. The 2014 target compensation for our COO is as follows:

Annualized Base Pay:	$215,000
Performance Incentive Compensation Target (at 100% of Plan):	$107,500
Total Annual Target Compensation (at 100% of Plan):	$322,500

The Performance Incentive Compensation Target is based on the schedule below.

Target Objectives
		Performance Target Thresholds
	Weights	85-100%	101-120%	121-130%	131-140%	141-150%	151-160%	161%+

Revenue	15%	$16,125	$19,350	$20,963	$22,575	$24,188	$25,800	$28,219

EBITDA	55%	59,125	70,951	76,863	82,775	88,687	94,600	103,470

Health & Safety	15%	16,125	19,351	20,962	22,576	24,188	25,801	28,219

Permit & License Violations	15%	16,125	19,351	20,962	22,576	24,188	25,801	28,219

		$107,500	$129,003	$139,750	$150,502	$161,251	$172,002	$188,127

1)

Revenue is defined as the total consolidated third party top line revenue from continuing operations as publicly reported in the Company’s financial statements. The percentage achieved is determined by comparing the actual consolidated revenue from continuing operations to the Board approved Revenue Target from continuing operations, which was $68,757,000. The Board reserves the right to modify or change the Revenue Targets as defined herein in the event of the sale or disposition of any of the assets of the Company or in the event of an acquisition.

2)

EBITDA is defined as earnings before interest, taxes, depreciation, and amortization from continuing operations. The percentage achieved is determined by comparing the actual EBITDA to the Board approved EBITDA Target, which is $5,647,000. The Board reserves the right to modify or change the EBITDA Targets as defined herein in the event of the sale or disposition of any of the assets of the Company or in the event of an acquisition.

3)

The Health and Safety Incentive target is based upon the actual number of Worker’s Compensation Lost Time Accidents, as provided by the Company’s Worker’s Compensation carrier. The Corporate Treasurer will submit a report on a quarterly basis documenting and confirming the number of Worker’s Compensation Lost Time Accidents, supported by the AIG Worker’s Compensation Loss Report. Such claims will be identified on the loss report as “indemnity claims.” The following number of Worker’s Compensation Lost Time Accidents and corresponding Performance Target Thresholds has been established for the annual Incentive Compensation Plan calculation for 2014.

Worker's Compensation	Performance
Claim Number	Target

7	85%-100%
6	101%-120%
5	121%-130%
4	131%-140%
3	141%-150%
2	151%-160%
1	161% Plus

4)

Permits or License Violations incentive is earned/determined according to the scale set forth below:  An “official notice of non-compliance” is defined as an official communication from a local, state, or federal regulatory authority alleging one or more violations of an otherwise applicable Environmental, Health or Safety requirement or permit provision, which results in a facility’s implementation of corrective action(s).

Permit and	Performance
License Violations	Target

7	85%-100%	%
6	101%-120%	%
5	121%-130%	%
4	131%-140%	%
3	141%-150%	%
2	151%-160%	%
1	161% Plus

5)	No performance incentive compensation will be payable for achieving the health and safety, permit and license violation, and revenue targets unless a minimum of 70% of the EBITDA Target is achieved.

CFO:

2014 CFO performance compensation is based upon meeting corporate revenue, EBITDA, health, safety, and environmental compliance objectives during fiscal year 2014 from our continuing operations.  Of the total potential performance compensation, 55% is based on EBITDA goal, 15% on revenue goal, 15% on the number of health and safety claim incidents that occur during fiscal year 2014, and the remaining 15% on the number of notices alleging environmental, health or safety violations under our permits or licenses that occur during the fiscal year 2014.  Each of the revenue and EBITDA components is based on our board approved Revenue Target and EBITDA Target. The 2014 target compensation for our CFO is as follows:

Annualized Base Pay:	$214,240
Performance Incentive Compensation Target (at 100% of Plan):	$107,120
Total Annual Target Compensation (at 100% of Plan):	$321,360

The Performance Incentive Compensation Target is based on the schedule below.

Target Objectives
		Performance Target Thresholds
	Weights	85-100%	101-120%	121-130%	131-140%	141-150%	151-160%	161%+

Revenue	15%	$16,068	$19,282	$20,888	$22,495	$24,102	$25,709	$28,119

EBITDA	55%	58,916	70,698	76,592	82,482	88,373	94,266	103,103

Health & Safety	15%	16,068	19,281	20,888	22,495	24,101	25,709	28,118

Permit & License Violations	15%	16,068	19,281	20,888	22,495	24,101	25,709	28,118

		$107,120	$128,542	$139,256	$149,967	$160,677	$171,393	$187,458

1)

Revenue is defined as the total consolidated third party top line revenue from continuing operations as publicly reported in the Company’s financial statements. The percentage achieved is determined by comparing the actual consolidated revenue from continuing operations to the Board approved Revenue Target from continuing operations, which was $68,757,000. The Board reserves the right to modify or change the Revenue Targets as defined herein in the event of the sale or disposition of any of the assets of the Company or in the event of an acquisition.

2)

EBITDA is defined as earnings before interest, taxes, depreciation, and amortization from continuing operations. The percentage achieved is determined by comparing the actual EBITDA to the Board approved EBITDA Target, which is $5,647,000. The Board reserves the right to make adjustments to the EBITDA Target as defined herein in the event of the sale or disposition of any of the assets of the Company or in the event of an acquisition.

3)

The Health and Safety Incentive target is based upon the actual number of Worker’s Compensation Lost Time Accidents, as provided by the Company’s Worker’s Compensation carrier. The Corporate Treasurer will submit a report on a quarterly basis documenting and confirming the number of Worker’s Compensation Lost Time Accidents, supported by the AIG Worker’s Compensation Loss Report. Such claims will be identified on the loss report as “indemnity claims.” The following number of Worker’s Compensation Lost Time Accidents and corresponding Performance Target Thresholds has been established for the annual Incentive Compensation Plan calculation for 2014.

Worker's Compensation	Performance
Claim Number	Target

7	85%-100%
6	101%-120%
5	121%-130%
4	131%-140%
3	141%-150%
2	151%-160%
1	161% Plus

4)

Permits or License Violations incentive is earned/determined according to the scale set forth below:  An “official notice of non-compliance” is defined as an official communication from a local, state, or federal regulatory authority alleging one or more violations of an otherwise applicable Environmental, Health or Safety requirement or permit provision, which results in a facility’s implementation of corrective action(s).

Permit and	Performance
License Violations	Target

7	85%-100%
6	101%-120%
5	121%-130%
4	131%-140%
3	141%-150%
2	151%-160%
161% Plus

5)	No performance incentive compensation will be payable for achieving the health and safety, permit and license violation, and revenue targets unless a minimum of 70% of the EBITDA Target is achieved.

2014 MIP Targets

As discussed above, 2014 MIPs approved for the CEO, COO, and CFO by the Compensation Committee awards cash compensation based on achievement of performance targets which include Revenue and EBITDA targets as approved by our Board. The Revenue Target of $68,757,000 and EBITDA Target of $5,647,000 set forth in the 2014 MIPs were based on our board approved 2014 budget. In formulating the Revenue Target of $68,757,000, the Board considered 2013 results, current economic conditions, and forecasts for 2014 government (Department of Energy or DOE) spending. The Compensation Committee believed the performance targets were likely to be achieved, but not assured.

Mr. Robert Schreiber-Schreiber, Yonley, & Associates (“SYA”) - Bonus Plan

Mr. Robert Schreiber, Jr., the President of our environmental engineering and regulatory compliance consulting services firm, SYA, is eligible to be awarded a bonus based on an allocation of a portion of a bonus pool applicable only to SYA employees. The amount of the bonus pool was equal to 40% of the net income of SYA, minus 5% of SYA’s total revenues for 2013. In 2013, the bonus pool was determined to be $0. The Compensation Committee believes that this formula ties any bonus awarded to employees of SYA directly to SYA’s performance, rewards performance, and motivates the SYA employees to achieve our operational goals (although such formula is not linked to specific targets or benchmarks). The Board delegated to our CEO the authority to determine what portion, if any, of the SYA bonus pool is allocated to Mr. Schreiber for his performance. Our CEO considered the following factors when reviewing Mr. Schreiber’s performance for the purpose of determining Mr. Schreiber’s bonus compensation as a portion of the SYA bonus pool:

●	SYA’s performance as a segment of our Company;

●	Effectiveness of Mr. Schreiber’s leadership;

●	Mr. Schreiber’s role and participation as a member of our executive management team; and

●	Our overall performance, based on a subjective analysis of our revenues and net income in the applicable business environment.

The determination of Mr. Schreiber’s bonus is a subjective determination, with the maximum amount of such bonus being 100% of the SYA bonus pool. In 2012, Mr. Schreiber’s bonus represented 0% of the SYA bonus pool. Accordingly, Mr. Schreiber’s compensation is not based on objective metrics, but a subjective assessment of his performance, with the maximum amount of such bonus compensation defined by the Compensation Committee’s formula.

Long-Term Incentive Compensation

Employee Stock Option Plans

The 2004 Stock Option Plan (the “2004 Option Plan”) and 2010 Stock Option Plan (the “2010 Option Plan”) encourage participants to focus on long-term performance and provides an opportunity for executive officers and certain designated key employees to increase their stake in the Company. Stock options succeed by delivering value to the executive only when the value of our stock increases. Both plans authorize the grant of Non-Qualified Stock Options (“NQSOs”) and Incentive Stock Options (“ISOs”) for the purchase of Common Stock.

The 2004 Option Plan and 2010 Option Plan assist the Company to:

●	enhance the link between the creation of stockholder value and long-term executive incentive compensation;

●	provide an opportunity for increased equity ownership by executives; and

●	maintain competitive levels of total compensation.

Stock option award levels are determined based on market data, vary among participants based on their positions with us and are granted generally at the Compensation Committee’s regularly scheduled August or September meeting. Newly hired or promoted executive officers who are eligible to receive options are generally awarded such options at the next regularly scheduled Compensation Committee meeting following their hire or promotion date.

Options are awarded with an exercise price equal to or not less than the closing price of the Company’s Common Stock on the date of the grant as reported on the NASDAQ. In certain limited circumstances, the Compensation Committee may grant options to an executive at an exercise price in excess of the closing price of the Company’s Common Stock on the grant date.

The Company did not grant any options to any of its employees, including the NEOs, in 2013. The Compensation Committee is reviewing the effectiveness of granting options under our option plans. Pursuant to the 2004 Stock Option Plan and the 2010 Stock Option plan, vesting of option awards ceases upon termination of employment and exercise right of the vested option amount ceases upon three months from termination of employment except in the case of death or retirement (subject to a six month limitation), or disability (subject to a one year limitation). Prior to the exercise of an option, the holder has no rights as a stockholder with respect to the shares subject to such option.

In the event of a “change of control” (as defined in the 2004 Stock Option Plan and the 2010 Stock Option Plan) of the Company, each outstanding option and award granted under the plans shall immediately become exercisable in full notwithstanding the vesting or exercise provisions contained in the stock option agreement.

On July 28, 2014, the 2004 Stock Option Plan expired. No new options can be issued under this plan; however, the options issued under the plan prior to the expiration date will remain in effect until their respective maturity dates.

Accounting for Stock-Based Compensation

We account for stock-based compensation in accordance with ASC 718, “Compensation – Stock Compensation.” ASC 718 establishes accounting standards for entity exchanges of equity instruments for goods or services. It also addresses transactions in which an entity incurs liabilities in exchange for goods or services that are based on the fair value of the entity’s equity instruments or that may be settled by the issuance of those equity instruments. ASC 718 requires all stock-based payments to employees, including grants of employee stock options, to be recognized in the income statement based on their fair values. The Company uses the Black-Scholes option-pricing model to determine the fair-value of stock-based awards which requires subjective assumptions. Assumptions used to estimate the fair value of stock options granted include the exercise price of the award, the expected term, the expected volatility of the Company’s stock over the option’s expected term, the risk-free interest rate over the option’s expected term, and the expected annual dividend yield.

We recognize stock-based compensation expense using a straight-line amortization method over the requisite period, which is the vesting period of the stock option grant. As ASC 718 requires that stock-based compensation expense be based on options that are ultimately expected to vest, our stock-based compensation expense is reduced at an estimated forfeiture rate. Our estimated forfeiture rate is generally based on historical trends of actual forfeitures. Forfeiture rates are evaluated, and revised as necessary.

Retirement and Other Benefits

401(k) Plan

We adopted the Perma-Fix Environmental Services, Inc. 401(k) Plan (the “401(k) Plan”) in 1992, which is intended to comply with Section 401 of the Internal Revenue Code and the provisions of the Employee Retirement Income Security Act of 1974. All full-time employees who have attained the age of 18 are eligible to participate in the 401(k) Plan. Eligibility is immediate upon employment but enrollment is only allowed during four quarterly open periods of January 1, Apri1 1, July 1, and October 1. Participating employees may make annual pretax contributions to their accounts up to 100% of their compensation, up to a maximum amount as limited by law. We, at our discretion, may make matching contributions based on the employee’s elective contributions. Company contributions vest over a period of five years. We have matched 25% of our employees’ contributions since inception of the Plan. The Company did not contribute any matching fund in 2013. Effective June 15, 2012, we suspended our matching contribution in an effort to reduce costs in light of the economic environment. We will periodically evaluate whether to resume a matching contribution program.

Perquisites and Other Personal Benefits

The Company provides executive officers with limited perquisites and other personal benefits that the Company and the Compensation Committee believe are reasonable and consistent with its overall compensation program to better enable the Company to attract and retain superior employees for key positions. The Compensation Committee periodically reviews the levels of perquisites and other personal benefits provided to executive officers. The executive officers are provided an auto allowance or the use of a company owned car.

Consideration of Stockholder Say-On-Pay Advisory Vote.

At our annual meeting of stockholders held in September 2013, our stockholders voted, on a non-binding, advisory basis, on the compensation of our named executive officers for 2012. A substantial majority (approximately 95%) of the total votes cast on our say-on-pay proposal at that meeting approved the compensation of our named officers for 2012 on a non-binding, advisory basis. The Compensation Committee and the Board believes that this affirms our stockholders’ support of our approach to executive compensation. The Compensation Committee expects to continue to consider the results of future stockholder say-on-pay advisory votes when making future compensation decisions for our named executive officers.

Equity Compensation Plans

The following table sets forth information as of December 31, 2013, with respect to our equity compensation plans.

	Equity Compensation Plan
Plan Category	Number of securities to be issued upon exercise of outstanding options warrants and rights	Weighted average exercise price of outstanding options, warrants and rights	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a)
	(a)	(b)	(c)
Equity compensation plans approved by stockholders	362,800	$9.53	460,298
Equity compensation plans not approved by stockholders	—	—	—
Total	362,800	$9.53	460,298

Compensation Risk Assessment

In reviewing our executive compensation program, the Company considers whether the program encourages unnecessary or excessive risk taking and has concluded that its compensation policies do not create risks that are reasonably likely to have a material adverse effect on the Company. This conclusion was based on the assessment performed by the Company, with input from the Company’s executive management and its outside securities counsel. The Company’s assessment included consideration of Item 402(s) as discussed between the Company’s management following in depth discussions of Item 402(s) with our outside securities counsel. In conducting the Company’s risk assessment, numerous factors were considered, including:

●

the Company does not offer significant short-term incentives that would reasonably be considered as motivating high-risk investments or other conduct that is not consistent with the long term goals of the Company;

●	the mix between short-term and long-term compensation, which is also discussed in “Compensation Discussion and Analysis;”

●	the type of equity awards granted to employees and level of equity and equity award holdings; and

●	the historical emphasis at the Company on long-term growth and profitability over short-term gains.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT AND RELATED STOCKHOLDER MATTER

Security Ownership of Certain Beneficial Owners

The table below sets forth information as to the shares of Common Stock beneficially owned as of July 31, 2014, by each person known by us to be the beneficial owners of more than 5% of any class of our voting securities.

Name of Beneficial Owner	Title Of Class	Amount and Nature of Ownership	Percent Of Class (1)
Heartland Advisors, Inc. (2)	Common	1,811,532	15.82%

(1) The number of shares and the percentage of outstanding Common Stock shown as beneficially owned by a person are based upon 11,448,894 shares of Common Stock outstanding (excludes 7,642 shares held in treasury) on July 31, 2014, and the number of shares of Common Stock which such person has the right to acquire beneficial ownership of within 60 days. Beneficial ownership by our stockholders has been determined in accordance with the rules promulgated under Section 13(d) of the Exchange Act. Share amounts shown give effect to the reverse stock split effected in October 2013.

(2) This information is based on the Schedule 13F/HR filed with the Securities and Exchange Commission (the “Commission”) on May 9, 2014, which provides that Heartland Advisors, Inc., an investment advisor, has dispositive power over all of these shares but sole voting power over 1,644,992 of such shares and no voting power over 166,540 shares. The address of Heartland Advisors, Inc. is 789 North Water Street, Milwaukee, WI 53202.

Additionally, another institutional holder, Capital Bank—GRAWE Gruppe AG (“Capital Bank”), which owns of record as of July 11, 2014 an aggregate 1,387,988 shares of our Common Stock, has represented to us that:

●

As of July 11, 2014, Capital Bank holds of record as a nominee for, and as an agent of, certain accredited investors, 1,387,988 shares of our Common Stock, after giving effect to the reverse stock split.;

●

All of our shares of Common Stock held in the name of Capital Bank, as agent of and nominee for its investors, that were acquired directly from us in private placement transactions, or as a result of conversions of our preferred stock or exercise of our warrants (collectively, “Private Placement Transactions”), and all of our shares acquired in Private Placement Transactions by Capital Bank were acquired for and on behalf of accredited investors;

●	During 2013 and the first seven months of 2014, it acquired, as agent for and nominee of, certain of its investors, shares of our Common Stock in open market transactions (“Open Market Transactions”);
●

None of Capital Bank's investors beneficially own more than 4.9% of our Common Stock and to its best knowledge, as far as stocks held in accounts with Capital Bank, none of Capital Bank’s investors act together as a group or otherwise act in concert for the purpose of voting on matters subject to the vote of our stockholders or for purpose of dispositive or investment of such stock;

●	Capital Bank's investors maintain full voting and dispositive power over the Common Stock beneficially owned by such investors;
●	Capital Bank has neither voting nor investment power over the shares of Common Stock owned by Capital Bank, as agent for its investors;
●

Capital Bank believes that it is not required to file reports under Section 16(a) of the Exchange Act or to file either Schedule 13D or Schedule 13G in connection with the shares of our Common Stock registered in the name of Capital Bank; and

●

Capital Bank is not the beneficial owner, as such term is defined in Rule 13d-3 of the Exchange Act, of the shares of Common Stock registered in Capital Bank’s name because (a) Capital Bank holds the Common Stock as a nominee only, (b) Capital Bank has neither voting nor investment power over such shares, and (c) Capital Bank has not nominated or sought to nominate, and does not intend to nominate in the future, any person to serve as a member of our Board of Directors.

Notwithstanding the previous paragraph, if Capital Bank's representations to us described above are incorrect or if Capital Bank's investors are acting as a group, then Capital Bank or a group of Capital Bank's investors could be a beneficial owner of more than 5% of our voting securities. If Capital Bank is deemed the beneficial owner of such shares, the following table sets forth information as to the shares of voting securities that Capital Bank may be considered to beneficially own on July 31, 2014 (assuming that the number of shares of Common Stock reported by Capital Bank as owned by it on July 11, 2014 did not change between such date and July 31, 2014).

Name of Record Owner	Title Of Class	Amount and Nature of Ownership	Percent Of Class (*)
Capital Bank GRAWE Gruppe AG	Common	1,387,988(+)	12.12%

(*) This calculation is based upon 11,448,894 shares of Common Stock outstanding on July 31, 2014, plus the number of shares of Common Stock which Capital Bank, as agent for certain accredited investors has the right to acquire within 60 days, which is none.

(+) This amount is the number of shares that Capital Bank has represented to us that it holds of record as nominee for, and as an agent of, certain of its accredited investors. As of the date of this report, Capital Bank has no warrants or options to acquire, as agent for certain investors, additional shares of our Common Stocks. Although Capital Bank is the record holder of the shares of Common Stock described in this note, Capital Bank has advised us that it does not believe it is a beneficial owner of the Common Stock or that it is required to file reports under Section 16(a) or Section 13(d) of the Exchange Act. Because Capital Bank (a) has advised us that it holds the Common Stock as a nominee only and that it does not exercise voting or investment power over the Common Stock held in its name and that no one investor of Capital Bank for which it holds our Common Stock holds more than 4.9% of our issued and outstanding Common Stock and (b) has not nominated, and has not sought to nominate, and does not intend to nominate in the future, any person to serve as a member of our Board of Directors, we do not believe that Capital Bank is our affiliate. Capital Bank's address is Burgring 16, A-8010 Graz, Austria. The amount shown gives effect to the reverse stock split effected in October 2013.

Security Ownership of Management

The following table sets forth information as to the shares of voting securities beneficially owned as of July 31, 2014, by each of our Directors and NEOs and by all of our directors and executive officers as a group. Beneficial ownership has been determined in accordance with the rules promulgated under Section 13(d) of the Exchange Act. A person is deemed to be a beneficial owner of any voting securities for which that person has the right to acquire beneficial ownership within 60 days.

	Amount and Nature
Name of Beneficial Owner (2)	of Beneficial Owner (1)		Percent of Class (1)
Dr. Louis F. Centofanti (3)	234,625	(3)	2.04%
John M. Climaco (4)	11,917	(4)	*
Dr. Gary Kugler (5)	12,764	(5)	1.29%
Jack Lahav (6)	216,910	(6)	1.89%
Joe R. Reeder (7)	118,306	(7)	1.03%
Larry M. Shelton (8)	61,318	(8)	*
Dr. Charles E. Young (9)	57,177	(9)	*
Mark A. Zwecker (10)	131,287	(10)	*
Robert Schreiber, Jr. (11)	26,058	(11)	*
Ben Naccarato (12)	27,000	(12)	*
John Lash (13)	8,000	(13)	*
Directors and Executive Officers as a Group (11 persons)	905,362	(14)	7.78%

*Indicates beneficial ownership of less than one percent (1%).

(1) See footnote (1) of the table under “Security Ownership of Certain Beneficial Owners.”

(2) The business address of each person, for the purposes hereof, is c/o Perma-Fix Environmental Services, Inc., 8302 Dunwoody Place, Suite 250, Atlanta, Georgia 30350.

(3) These shares include (i) 141,825 shares held of record by Dr. Centofanti, (ii) options to purchase 30,000 shares, which are immediately exercisable, and (iii) 62,800 shares held by Dr. Centofanti's wife. Dr. Centofanti has sole voting and investment power of these shares, except for the shares held by Dr. Centofanti's wife, over which Dr. Centofanti shares voting and investment power.

(4) Mr. Climaco has sole voting and investment power over these shares which include: (i) 5,917 shares of Common Stock held of record by Mr. Climaco, and (ii) options to purchase 6,000 shares, which are immediately exercisable..

(5) Dr. Kugler has sole voting and investment power over these shares which include: (i) 8,021 shares of Common Stock held of record by Dr. Kugler, and (ii) options to purchase 4,743 shares, which are immediately exercisable.

(6) Mr. Lahav has sole voting and investment power over these shares which include: (i) 195,310 shares of Common Stock held of record by Mr. Lahav, and (ii) options to purchase 21,600 shares, which are immediately exercisable.

(7) Mr. Reeder has sole voting and investment power over these shares which include: (i) 96,706 shares of Common Stock held of record by Mr. Reeder, and (ii) options to purchase 21,600 shares, which are immediately exercisable.

(8) Mr. Shelton has sole voting and investment power over these shares which include: (i) 38,518 shares of Common Stock held of record by Mr. Shelton, and (ii) options to purchase 22,800 shares, which are immediately exercisable.

(9) Dr. Young has sole voting and investment power over these shares which include: (i) 35,577 shares held of record by Dr. Young; and (ii) options to purchase 21,600 shares, which are immediately exercisable.

(10) Mr. Zwecker has sole voting and investment power over these shares which include: (i) 109,687 shares of Common Stock held of record by Mr. Zwecker, and (ii) options to purchase 21,600 shares, which are immediately exercisable.

(11) Mr. Schreiber shares voting and investment power, with his spouse, over 21,058 shares of Common Stock beneficially held and sole voting and investment power over options to purchase 5,000 shares, which are immediately exercisable.

(12) Mr. Naccarato has sole voting and investment power over these shares which include: options to purchase 27,000 shares that are immediately exercisable.

(13) Mr. Lash has sole voting and investment power over these shares which include: options to purchase 8,000 shares that are immediately exercisable.

(14)Amount includes 189,943 options, which are immediately exercisable to purchase 189,943 shares of Common Stock.

PROPOSAL 2 - RATIFICATION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Audit Committee of the Company’s Board of Directors appointed Grant Thornton, LLP (“Grant Thornton”) on July 9, 2014, as the independent registered public accounting firm to audit the consolidated financial statements of the Company for fiscal year 2014.

On June 25, 2014, the Audit Committee approved the dismissal of BDO USA, LLP (“BDO”) as the Company’s independent registered accounting firm. The primary reason for the dismissal of BDO was due to the Company’s desire to reduce its overall cost of the external audit function.

The audit reports of BDO on the consolidated financial statements of the Company as of December 31, 2013 and 2012 contained no adverse opinion or disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope, or accounting principles, except as described below.

The audit report of BDO on the Company’s financial statements for the fiscal year ended December 31, 2013 raised substantial doubt about the Company’s ability to continue as a going concern, noting that the Company had suffered declining revenues, recurring losses from operations and had a net working capital deficiency that raised substantial doubt about its ability to continue as a going concern.

During the Company’s two most recent fiscal years ended December 31, 2013 and 2012 and through June 25, 2014, there were no disagreements, as defined in Item 304(a)(1)(iv) of Regulation S-K, between the Company and BDO on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedures that, if not resolved to BDO’s satisfaction, would have caused BDO to make reference to the matter in connection with its report on the Company’s consolidated financial statements for the relevant years. Additionally, during the Company’s two most recent fiscal years and through June 25, 2014, there have been no reportable events, as described in Item 304(a)(1)(v) of Regulation S-K, except as described below.

The Company identified a material weakness in internal control over financial reporting in Item 9A of Amendment No. 1 to the Company’s Annual Report on Form 10-K/A for the fiscal year ended December 31, 2012, filed with the Securities and Exchange Commission (the “Commission”) on December 12, 2013 (the “Form 10-K/A”). As discussed in detail in the Form 10-K/A, on November 13, 2013, the Company’s management concluded, in consultation with the Audit Committee and BDO that the Company’s audited consolidated financial statements for the years ended December 31, 2012, 2011, and 2010 on its Form 10-K filed with the Commission on March 22, 2013, should no longer be relied upon due to errors in accounting for deferred tax accounts in preparation of the Company’s provision for income taxes. Following the Company’s identification of the material misstatement in its annual consolidated financial statements for 2012, 2011 and 2010, which required restatement of such financial statements, the Company’s management revised its assessment of internal control over financial reporting due to the identification of the material weakness which is discussed in detail in the Form 10-K/A. Subsequently, BDO revised its opinion on the effectiveness of the Company’s internal control over financial reporting as of December 31, 2012, finding that the Company and its subsidiaries did not maintain, in all material respects, effective internal control over financial reporting as of December 31, 2012. The Audit Committee and the Board of Directors discussed this matter with BDO and the Company has taken a number of actions to remediate the material weakness. The Company has authorized BDO to respond fully to any inquiries by the successor auditor concerning the subject matter of the foregoing reportable events.

The Company requested that BDO furnish the Company with a letter addressed to the Commission stating whether or not it agrees with the above statement. A copy of such letter, dated June 30, 2014, was filed as Exhibit 16.1 to our Form 8-K filed with the Commission on July 1, 2014.

During the Company’s two most recent fiscal years ended December 31, 2013 and 2012 and through July 9, 2014, neither the Company, nor anyone on its behalf, consulted with Grant Thornton regarding either (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s consolidated financial statements, and neither a written report nor oral advice was provided to the Company that Grant Thornton concluded was an important factor considered by the Company in reaching a decision as to the accounting, auditing or financial reporting issue, or (ii) any matter that was either the subject of a disagreement or a reportable event.

Representatives of Grant Thornton are expected to be present at the Annual Meeting and will have the opportunity to respond to appropriate questions and, if they desire, to make a statement.

Stockholder ratification of the selection of Grant Thornton as the Company’s independent registered public accounting firm is not required by the Company’s Bylaws. However, the Company is submitting the selection of Grant Thornton to the stockholders for ratification as a matter of good corporate practices. In the event the stockholders fail to ratify the selection, the Audit Committee of the Board of Directors will reconsider whether or not to retain Grant Thornton.

Audit and Other Fees for 2013 and 2012

The aggregate fees and expenses billed by BDO for professional services rendered for the audit of the Company's annual financial statements for the fiscal years ended December 31, 2013 and 2012, for the reviews of the financial statements included in the Company's Quarterly Reports on Form 10-Q for those fiscal years, and for review of documents filed with Commission for those fiscal years were approximately $399,000 and $746,000, respectively. Audit fees for 2012 included approximately $110,000 in fees and expenses incurred in connection with the restatement to the financial statements included in our 2012 Form 10-K/A filed with the Commission on December 12, 2013. Audit fees for 2013 and 2012 also include approximately $0 and $140,000, respectively, in fees related to the audits of internal control over financial reporting.

Audit-Related Fees

The aggregate fees and expenses billed by BDO for audit-related services for the fiscal years ended December 31, 2013 and 2012 totaled approximately $28,000 and $18,000, respectively. Fees for 2013 and 2012 were for the audits of the Company’s 401(k) Plan.

Tax Fees

BDO was not engaged to provide tax services to the Company for the fiscal years ended December 31, 2013 and 2012.

All Other Fees

The aggregate fees billed by BDO for all other services totaled approximately $69,000 and $25,000 for the fiscal years ended December 31, 2013 and 2012, respectively. The fee for 2013 was for business interruption consulting services related to insurance claims for our Perma-Fix of South Georgia, Inc. facility, which suffered a fire in August 2013. The fee for 2012 was for consulting services related to the Company’s compensation plans.

The Audit Committee of the Company's Board of Directors has considered whether BDO’s provision of the services described above for the fiscal years ended December 31, 2013 and 2012 was compatible with maintaining its independence.

Engagement of the Independent Auditor

The Audit Committee approves in advance all engagements with the Company’s independent accounting firm to perform audit or non-audit services for us. All services under the headings Audit Fees, Audit Related Fees, Tax Fees, and All Other Fees were approved by the Audit Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X of the Exchange Act. The Audit Committee's pre-approval policy provides as follows:

●

The Audit Committee will review and pre-approve on an annual basis all audits, audit-related, tax and other services, along with acceptable cost levels, to be performed by the independent accounting firm and any member of the independent accounting firm’s alliance network of firms, and may revise the pre-approved services during the period based on later determinations. Pre-approved services typically include: Audits, quarterly reviews, regulatory filing requirements, consultation on new accounting and disclosure standards, employee benefit plan audits, reviews and reporting on management's internal controls and specified tax matters.

●	Any proposed service that is not pre-approved on the annual basis requires a specific pre-approval by the Audit Committee, including cost level approval.
●

The Audit Committee may delegate pre-approval authority to one or more of the Audit Committee members. The delegated member must report to the Audit Committee, at the next Audit Committee meeting, any pre-approval decisions made.

THE BOARD OF DIRECTORS RECOMMENDS THAT THE STOCKHOLDERS VOTE “FOR” RATIFICATION OF GRANT THORNTON, LLP AS THE COMPANY’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM.

PROPOSAL 3 – APPROVAL, BY AN ADVISORY (NON-BINDING) VOTE, OF THE 2013 COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS

In accordance with the requirements of Section 14A of the Securities Exchange Act of 1934 (“Exchange Act”), we are providing stockholders with an advisory (non-binding) vote on the approval of the 2013 compensation of our named executive officers (this vote is sometimes referred to as “say on pay”). Accordingly, you may vote on the following resolution at the 2014 annual meeting:

“RESOLVED, that the stockholders of the Company approve, on an advisory basis, the compensation paid to the Company’s named executive officers in 2013, as disclosed pursuant to Item 402 of Regulation S-K, the accompanying compensation tables, and the related narrative discussion, in the Company’s 2014 Proxy Statement.”

As described in this Proxy Statement, our executive compensation programs are designed to enable us to attract, motivate, and retain executive talent, who are critical to our success. Our compensation is centered around a pay-for-performance philosophy. We believe that our executive compensation program, with its balance of cash incentives designed to reward achievement of key performance goals set for the year and longer-term equity based incentives, compensates our executives for performance directly linked to stockholder value creation.

The vote on this Proposal 3 is not intended to address any specific element of compensation and is advisory, which means that the vote is not binding on the Company, our Board of Directors, and the Compensation Committee. However, our Board of Directors and our Compensation Committee value the opinions of our stockholders and will review the voting results in connection with their ongoing evaluation of the Company’s compensation program and will consider the outcome of the vote when making future compensation decisions.

THE BOARD OF DIRECTORS RECOMMENDS THAT THE STOCKHOLDERS VOTE “FOR” THE APPROVAL, BY ADVISORY (NON-BINDING) VOTE, OF THE 2013 COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS.

PROPOSAL 4 – TO APPROVE AN AMENDMENT TO THE COMPANY’S CERTIFICATE OF INCORPORATION TO REDUCE THE NUMBER OF SHARES OF COMMON STOCK THE COMPANY IS AUTHORIZED TO ISSUE FROM 75,000,000 TO 30,000,000.

Our Certificate of Incorporation currently authorizes us to issue up to 75,000,000 shares of Common Stock, par value $.001 per share, and 2,000,000 shares of Preferred Stock, par value $.001 per share. Our Board of Directors has adopted and is recommending that our stockholders approve an amendment to our Certificate of Incorporation that will reduce the number of shares of Common Stock that we are authorized to issue from 75,000,000 shares to 30,000,000 shares, with no change in the par value per share (which we refer to as the “share reduction amendment”). No change will be made to the other provisions of our certificate of incorporation or to the rights and privileges of our Common and Preferred Stock as a result of the share reduction amendment, and the amendment will not affect the number of shares of our Common Stock that are outstanding. No shares of our Preferred Stock have been issued.

As of July 31, 2014, we had 11,456,536 shares of Common Stock issued (which includes 7,642 shares of Common Stock held in treasury) and 11,448,894 shares of Common Stock outstanding. We have 229,543 shares of Common Stock potentially issuable upon exercise of outstanding options under our 2003 Outside Directors Stock Option Plan and 2004 and 2010 Stock Option Plans and 70,000 shares of Common Stock potentially issuable upon exercise of two outstanding warrants.

Our Board of Directors’ primary reason for approving the share reduction amendment is to reduce the amount of our annual franchise tax in the State of Delaware. Each year, we are required to make franchise tax payments to the State of Delaware in an amount determined, in part, by the total number of shares of stock we are authorized to issue. Based on our current capital structure and current Delaware tax rates, our annual Delaware state franchise tax is $180,000, the maximum franchise tax payable in Delaware. If the share reduction amendment does not pass, we expect that we will continue to be required to pay the maximum Delaware state franchise tax for the foreseeable future. If, however, the stockholder reduction amendment is passed, we estimate, based on our current asset level, that our annual Delaware state franchise tax would be reduced by almost $100,000 for fiscal year 2015. Under Delaware law, however, if an amendment changing the number of shares of authorized stock becomes effective during the year, the amount of franchise tax for that year will be calculated on a prorated basis, based on the date of passage of that amendment. Accordingly, if the share reduction amendment is approved, we expect that the actual reduction in our Delaware state franchise tax payable with respect to fiscal year 2014 will only be approximately $10,000, with the full effect of such reduction to be realized in fiscal 2015.

If Proposal 4 is approved by our stockholders, the reduction in the number of authorized shares of our would become effective upon the filing and effectiveness of a Certificate of Amendment, as attached to this Proxy Statement as “Exhibit A”, to our Certificate of Incorporation with the Secretary of State of the State of Delaware (referred to herein as the “Effective Time”). It is expected that such filing will take place promptly following the date of the meeting, subject to approval by our stockholders of this proposal.

The proposed decrease in the number of authorized shares of Common could have adverse effects on us. Our Board of Directors will have less flexibility to issue shares of Common, including in connection with a potential merger or acquisition, or follow on offering. In the event that our Board of Directors determines that it would be in our best interest to issue a number of shares of Common in excess of the number of then authorized but unissued and unreserved shares, we would be required to seek the approval of our stockholders to increase the number of shares of authorized Common. If we are not able to obtain the approval of our stockholders for such an increase in a timely fashion, we may be unable to take advantage of opportunities that might otherwise be advantageous to us and our stockholders.

THE BOARD OF DIRECTORS RECOMMENDS THAT THE STOCKHOLDERS VOTE “FOR” THE APPROVAL TO AMEND THE COMPANY’S CERTIFICATE OF INCORPORATION TO REDUCE THE NUMBER OF SHARES OF COMMON STOCK THE COMPANY IS AUTHORIZED TO ISSUE FROM 75,000,000 TO 30,000,000.

PROPOSAL 5 – APPROVAL OF THE THIRD AMENDMENT TO THE 2003 OUTSIDE DIRECTORS STOCK PLAN

In 2003, the Board of Directors adopted the 2003 Outside Directors Stock Plan (the "2003 Plan"), and the 2003 Plan was approved by our stockholders at the annual meeting held on July 29, 2003. The 2003 Plan authorizes the grant of non-qualified stock options and stock awards to each member of our Board of Directors who is not our employee. Currently, we have seven outside directors. The Board of Directors believes that the 2003 Plan serves to:

(a)	attract and retain qualified members of the Board of Directors who are not our employees, and

(b)

enhance such outside directors’ interests in our continued success by increasing their proprietary interest in us and more closely aligning the financial interests of such outside directors with the financial interests of our stockholders.

On August 5, 2008, the Company’s stockholders approved the First Amendment to the 2003 Plan which increased from 200,000 to 400,000 the number of shares reserved for issuance under the plan. On September 13, 2012, the Company’s stockholders approved the Second Amendment to the 2003 Plan which increased from 400,000 to 600,000 the number of shares reserved for issuance under the plan. The amounts noted above have been adjusted for a 1-for-5 reverse stock split that the Company effected on October 15, 2013, pursuant to Article IV of the 2003 Plan. On July 10, 2014, the Board approved, subject to the approval of our stockholders at the 2014 Annual Meeting, the Third Amendment to the 2003 Plan, which, among other things, authorizes an additional 200,000 shares of our Common Stock for issuance thereunder, decreases the maximum number of shares subject to stock options that may be awarded to any one participant under the 2003 Plan, and provides for pro rata adjustment of any such grants to take into account any future stock splits or other share adjustments.

Background for Request to Approve the Third Amendment to the 2003 Plan and Increase the Number of Shares Reserved for Stock Options and Stock Awards in Lieu of Directors’ Fees Payable in Cash

Our request for stockholder approval of the Third Amendment to the 2003 Plan, thereby increasing the number of shares issuable thereunder by 200,000 shares, considers a number of factors, including the following (each of which are discussed further below):

●	Key data relating to outstanding equity awards and shares available for grant;
●	Significant historical award information, including burn rate, overhang and dilution; and
●	Future share needs.

Key Data Relating to Outstanding Equity Awards and Shares Available. The following table includes information regarding outstanding equity awards and shares available for future awards under the 2003 Plan as of July 31, 2014, the record date for the Annual Meeting (and without giving effect to approval of the Third Amendment):

2003 Plan
Total shares underlying outstanding stock options	153,543
Weighted-average exercise price of outstanding stock options	$9.30
Weighted-average remaining contractual life of outstanding stock options	5.1
Total shares issued underlying stock awards in lieu of directors’ fees payable in cash and option exercise	341,898
Total shares currently available for grant	104,559

Significant Historical Award Information. Common measures of a stock plan’s cost include burn rate, dilution and overhang. The burn rate refers to how fast a company uses the supply of shares authorized for issuance under its stock plan. Over the last three years, the Company has maintained an average burn rate of .5% of shares of Common Stock outstanding per year with respect to the 2003 Plan. Dilution measures the degree to which our stockholders’ ownership has been diluted by stock-based compensation awarded under a particular equity plan, while overhang also includes shares that are available to be awarded under the plan.

2003 Plan
Key Equity Metrics	2013	2012	2011

Burn Rate (1)	.8%	.4%	.4%
Overhang (2)	2.7%	3.4%	1.9%
Dilution (3)	1.5%	1.5%	1.3%

(1)

Burn rate is calculated by dividing the number of shares subject to equity awards granted during the year (option grants as well stock awards in lieu of director fees) by the weighted-average number of shares outstanding during the year.

(2)

Overhang is calculated by dividing (a) the sum of (x) the number of shares subject to equity awards outstanding at the end of the year and (y) the number of shares available for future grants, by (b) the number of shares outstanding at the end of the year.

(3)	Dilution is calculated by dividing the number of shares subject to equity awards outstanding at the end of the fiscal year by the number of shares outstanding at the end of the fiscal year.

Future Share Needs and Impact. We considered several factors in determining to request 200,000 additional shares for the 2003 Plan, including:

●

Assuming stockholder approval of the Third Amendment to the 2003 Plan, 304,559 shares will be available for future grant. We expect this amount to last for approximately 3.6 years of awards. This estimate is based on anticipated annual option grants of 16,800 shares, as well as estimated annual stock awards of 68,000 shares, assuming election by each director to take 65% of his directors’ fee in Common Stock. While we believed this calculation provided a reasonable estimate of how long such a share reserve would last, there are a number of factors that could impact our future equity share usage, including the election of new directors or additional directors, or the election by some or all directors to take 100% of their directors’ fee in Common Stock in lieu of cash.

●	The total overhang resulting from the additional share request represents approximately 4.0% of the shares of common stock outstanding as of July 31, 2014, the record date for the Meeting.

Authorized Shares and Stock Price. The Company’s Restated Certificate of Incorporation, as amended, presently authorizes the issuance of 75,000,000 shares of Common Stock; however, we are proposing to amend the Restated Certificate of Incorporation to decrease the number of authorized shares from 75,000,000 to 30,000,000. There were 11,448,894 shares of Common Stock issued and outstanding as of July 31, 2014, and the closing price of a share of Common Stock as of that date was $_______.

Summary of the 2003 Plan

Eligibility. Each member of our Board of Directors who is not our employee ("Eligible Director") is eligible to receive options and awards under the 2003 Plan. As of the date of this Proxy Statement, seven persons are eligible to participate in the 2003 Plan. If new or additional non-employee directors are added to our Board of Directors, they will be eligible to participate in the 2003 Plan.

Grant of Options. Each Eligible Director automatically receives an option to purchase 30,000 shares of Common Stock on the date the Eligible Director is initially elected to the Board of Directors. Thereafter, each Eligible Director receives an option to acquire an additional 12,000 shares of Common Stock on each date the Eligible Director is reelected to the Board of Directors by our stockholders. The options granted under the 2003 Plan are non-qualified stock options, which do not qualify as “incentive stock options" under Section 422 of the Internal Revenue Code, as amended (the "Code").

Option Terms. The 2003 Plan provides that the terms of each option granted will include the following:

●

Exercise Price. The exercise price of options will be the fair market value of the shares of Common Stock subject to the option on the business day preceding the date the option is granted. Common Stock purchased upon the exercise of an option granted under the 2003 Plan must be paid in cash in full at the time of exercise. Options must be exercised for not less than 1,000 shares of Common Stock unless the remaining shares that are exercisable are less than 1,000 shares.

●	Term. No option shall be exercisable until after the expiration of at least six months from the date the option was granted. Each option will expire 10 years from the date the option is granted.

Stock in lieu of Director Fees Payable in Cash. The 2003 Plan provides that an Eligible Director may elect to receive either:

●	65% of the fee payable to the Eligible Director for service on our Board (the "Director Fee") in Common Stock with the balance paid in cash, or

●	100% of the Director Fee in Common Stock.

The number of shares of Common Stock issuable to the Eligible Directors in lieu of Director Fees payable in cash is determined by valuing the Common Stock at 75% of its fair market value on the business day immediately preceding the date that the Director Fee is due. No shares of Common Stock received in lieu of Director Fees paid in cash may be transferred by an Eligible Director until after the expiration of six months from the date the shares are issued.

Amendment or Termination. The Board of Directors may amend or modify the 2003 Plan at any time, except that no amendment shall be effective without shareholder approval if shareholder approval is required to apply with applicable law or stock exchange rules.

Adjustments. Subject to any required action by our stockholders, the number of shares of common stock for which options may be granted and the number of shares of common stock then subject to options previously granted will be proportionately adjusted for any increase or decrease in the number of issued and outstanding shares of our common stock resulting from a merger, consolidation, reorganization, recapitalization, reclassification, combination of shares, stock split or stock dividend. Such adjustments shall be made solely by the Board of Directors.

Federal Tax Consequences:

●

Stock Options. An optionee will realize no taxable income at the time an option is granted under the 2003 Plan. Ordinary income will generally be realized by the optionee at the time the optionee exercises of an option. The amount of income will be equal to the difference between the exercise price and the fair market value of the shares on the date of exercise. Tax withholding may be required on such income at the time of exercise by the optionee. We are entitled to a deduction for federal income tax purposes at the same time and in the same amount as the optionee is considered to have realized ordinary income on the exercise of an option. When an optionee disposes of shares of Common Stock acquired upon the exercise of the option, any amount received in excess of the fair market value of the shares on the date of exercise will be treated as long or short-term capital gain, depending upon the holding period of the shares. If the amount received is less than the fair market value of the shares on the date of exercise, the loss will be treated as long or short-term capital loss depending upon the holding period of the shares.

●

Stock Awards. An Eligible Director will recognize ordinary income upon the issuance of shares of Common Stock in lieu of cash Director Fees in an amount equal to the fair market value of the shares received, adjusted for certain marketability restrictions of these shares. Tax withholding may be required on such income at the time of issuance. We generally will be entitled to a federal income tax deduction on the date of issuance equal to the amount the Eligible Director recognizes as ordinary income. When a participant sells shares received as a stock award, the participant will recognize capital gain or loss equal to the difference between the amount the participant recognized as ordinary income (adjusted for certain marketability restrictions of these shares) and the fair market value of the shares on the date of the sale.  Such capital gain or loss will be treated as long term or short term, depending on the holding period of the shares."

The above-described tax consequences are based upon present federal income tax laws, and thus are subject to change when laws change.

Summary of the Third Amendment

We are requesting that the Company’s shareholders approve the Third Amendment to the 2003 Plan to amend the following:

(i)

Increase from 600,000 to 800,000 the number of shares of our Common Stock reserved for issuance under the 2003 Plan. Currently, the maximum number of shares of our Common Stock that may be issued under the 2003 Plan is 600,000, of which 341,898 shares have previously been issued under the 2003 Plan, and 153,543 shares are issuable under outstanding options granted under the 2003 Plan. As a result, an aggregate of 495,441 of the 600,000 shares authorized under the 2003 Plan have been previously issued or reserved for issuance, and only 104,559 shares remain available for issuance under the 2003 Plan.

(ii)

Reduce proportionately (a) the number of shares of Common Stock subject to the automatic option grant made to each Eligible Director upon initial election, from 30,000 to 6,000 shares, and (b) the number of shares of Common Stock subject to the automatic option grant made to each Eligible Director upon reelection, from 12,000 to 2,400 shares; and

(iii)	Allow for such shares to be adjusted proportionally upon future stock splits or other share adjustments applicable to Common Stock.

On October 15, 2013, the Company effected a reverse stock split at a ratio of 1-for-5 of the Company’s then outstanding Common Stock and shares of Common Stock issuable upon exercise of the then outstanding stock options and warrants; however, pursuant the terms of the 2003 Plan, the number of shares of Common Stock which each Eligible Director can purchase under the automatic option granted upon initial election or re-election were not adjusted proportionately to give effect to the reverse stock split.

In order to continue the benefits that are derived through the 2003 Plan, on July 10, 2014, our Compensation Committee approved and recommended to the Board of Directors, and the Board approved, the Third Amendment to the 2003 Plan, as described above.. The adoption of the Third Amendment is subject to shareholder approval. The Third Amendment is attached as Exhibit “B” to this Proxy Statement;

Pursuant to Rule 16b-3 of the Securities Exchange Act, as amended, and the NASDAQ rules, our stockholders are being asked to approve the Third Amendment to the 2003 Plan at the Meeting. The principal features of the 2003 Plan, as previously amended by the First and Second Amendment and as proposed by the Third Amendment (as set forth in “Exhibit B” to this Proxy Statement), are summarized above, but such summary is qualified in its entirety by reference to the terms of the 2003 Plan, as amended.

Available Shares. If the Third Amendment is adopted, the 2003 Plan will provide that the maximum number of shares of our Common Stock that may be issued under the 2003 Plan is 800,000 shares (subject to adjustment as provided in the 2003 Plan), of which 495,441 have previously been issued or reserved for issuance under the 2003 Plan. As of the record date, the fair market value of a share of our Common Stock was $__, based on the closing price of such stock as reported on NASDAQ on such date. As a result, the aggregate fair market value of the additional 200,000 shares of our Common Stock that may be granted under the 2003 Plan if the Third Amendment is approved was $___ as of the record date. Shares of our Common Stock subject to options that are canceled or expired without being exercised will again be available for awards under the 2003 Plan. The shares of Common Stock to be delivered under the 2003 Plan will be made available from our authorized and unissued shares.

New Plan Benefits

As described in detail under “Summary of the 2003 Plan,” above, under the 2003 Plan each Eligible Director will receive (a) options to purchase our Common Stock when (i) they are initially elected to our Board of Directors, and (ii) on each date they are reelected to our Board of Directors, and (b) awards of Common Stock in lieu of, at the option of such Eligible Director, either 65% or 100% of the directors’ fees (as defined below) otherwise payable in cash to such Eligible Director.  As the percentage of the directors’ fees to be paid in Common Stock in lieu of cash is left to the discretion of each Eligible Director, it is not possible to determine the benefits that will be received in the future by participants in the 2003 Plan.  Additionally, the automatic option grants are dependent on the number of non-employee directors added to the board or re-elected each year. Our named executive offices, other executive officers and other employees are not eligible to participate in the 2003 Plan and will not receive any benefits under the 2003 Plan.

THE BOARD OF DIRECTORS OF THE COMPANY RECOMMENDS THAT THE STOCKHOLDERS VOTE “FOR” APPROVAL OF THE THIRD AMENDMENT TO THE 2003 OUTSIDE DIRECTORS STOCK PLAN.

STOCKHOLDER PROPOSALS FOR THE 2015 ANNUAL MEETING OF STOCKHOLDERS

In order to be considered for inclusion in our proxy materials, you must submit proposals for next year's annual meeting in writing to our Secretary at our executive offices at 8302 Dunwoody Place, Suite 250, Atlanta, Georgia 30350, on or prior to April 15, 2015. Such proposals also must comply with Rule 14a-8 under the Securities Exchange Act of 1934.

In accordance with our Amended and Restated Bylaws, a stockholder who intends to submit a proposal for consideration, but not for inclusion in our proxy materials, must provide written notice of the matter to our Secretary at 8302 Dunwoody Place, Suite 250, Atlanta, Georgia 30350, not less than 90 days nor more than 120 days prior to the first anniversary date of the immediately preceding annual meeting of stockholders. As a result, any notice given by or on behalf of a stockholder pursuant to these provisions of our Amended and Restated Bylaws (and not pursuant to Rule 14a-8 under the Securities Exchange Act of 1934) must be received no earlier than May 21, 2015, and no later than June 19, 2015.

OTHER MATTERS

Other Business

The Board of Directors has no knowledge of any business to be presented for consideration at the Meeting other than as described above. Should any such matters properly come before the Meeting or any adjournment thereof, the persons named in the enclosed Proxy Card will have discretionary authority to vote such proxy in accordance with their best judgment on such matters and with respect to matters incident to the conduct of the Meeting.

Annual Report on Form 10-K

A copy of the Company’s 2013 Annual Report accompanies this Proxy Statement. Upon written request, the Company will send you, without charge, a copy of its Annual Report on Form 10-K (without exhibits) for the fiscal year ended December 31, 2013, including the financial statements and schedules, which the Company has filed with the Securities and Exchange Commission. Copies of the exhibits to the Form 10-K are available upon written request, but a reasonable fee per page will be charged to the requesting stockholder. Each written request must set forth a good faith representation that, as of the record date, the person making the request was a beneficial owner of the Company’s Common Stock entitled to vote at the Meeting. Stockholders should direct the written request to the Company’s Chief Financial Officer at 8302 Dunwoody Place, Suite 250, Atlanta, Georgia 30350.

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting of Stockholders to be held September 18, 2014

Our 2014 Proxy Materials and Annual Report to Stockholders for the fiscal year 2013 are available at

http://www.cstproxy.com/perma-fix/2014

In order to assure the presence of the necessary quorum at the Meeting, please sign and mail the enclosed Proxy Card promptly in the envelope provided. No postage is required if mailed within the United States. The signing of the Proxy Card will not prevent your attending the Meeting and voting in person, should you so desire.

Order of the Board of Directors

Ben Naccarato
Secretary
Atlanta, Georgia
August 13, 2014

Exhibit “A”

CERTIFICATE OF AMENDMENT

OF

THE RESTATED CERTIFICATE OF INCORPORATION, AS AMENDED, OF

PERMA-FIX ENVIRONMENTAL SERVICES, INC.

PERMA-FIX ENVIRONMENTAL SERVICES, INC., a corporation organized and existing under the laws of the State of Delaware, hereby certifies as follows:

1.     The name of the corporation is Perma-Fix Environmental Services, Inc. (the “Corporation”).

2.     At a meeting of the Board of Directors of the Corporation, resolutions were duly adopted declaring the advisability of an amendment to the Corporation’s Restated Certificate of Incorporation, as amended (the “Certificate of Incorporation”), as follows (the “Amendment”), and providing that:

The first four paragraphs of Article Fourth of the Corporation’s Certificate of Incorporation are hereby deleted in their entirety and replaced in their entirety by the following:

“FOURTH: The total number of shares of capital stock that the Corporation shall have authority to issue is 32,000,000, of which 30,000,000 shall be designated as common stock, par value $.001 per share (“Common Stock”), and 2,000,000 shall be designated as preferred stock, par value $.001 per share (“Preferred Stock”).

3.     Only the first four paragraphs of Article Fourth are amended by this Amendment, and the remainder of Article Fourth shall remain in full force and effect. No other provision, paragraph or article of the Certificate of Incorporation is amended or changed by this Amendment.

4.     That thereafter, pursuant to resolution of its Board of Directors, a meeting of the stockholders of the Corporation was duly called and held, upon notice in accordance with Section 222 of the General Corporation Law of the State of Delaware, at which meeting the necessary number of shares as required by statute were voted in favor of the amendment.

5.     This Certificate of Amendment of the Certificate of Incorporation was duly adopted at said meeting of the stockholders in accordance with the provisions of Section 242 of the General Corporation Law of the State of Delaware.

6.     This Certificate of Amendment of the Certificate of Incorporation shall become effective immediately upon filing of this certificate with the Secretary of State of the State of Delaware. All other provisions of the Certificate of Incorporation, as currently on file with the Secretary of State of the State of Delaware, shall remain in full force and effect.

IN WITNESS WHEREOF, Perma-Fix Environmental Services, Inc. has caused this Certificate of Amendment to be signed by its Corporate Secretary, this __ day of ____, 2014.

By:
Ben Naccarato, Corporate Secretary

EXHIBIT “B”

THIRD AMENDMENT

to

2003 OUTSIDE DIRECTORS STOCK PLAN

THIS THIRD AMENDMENT TO THE PERMA-FIX ENVIRONMENTAL SERVICES, INC. 2003 OUTSIDE DIRECTORS STOCK PLAN (the “Third Amendment”) was approved by the Board of Directors (the “Board”) of Perma-Fix Environmental Services, Inc. (the “Company”) to be effective on July 10, 2014, subject to the approval of the shareholders of the Company.

WHEREAS, Article IX of the 2003 Outside Directors Stock Plan, effective July 29, 2003 (as amended, the “Plan”), provides that the Board may at any time, and from time to time and, in any respect amend or modify the Plan;

WHEREAS, as of July 10, 2014, the maximum number of shares of our common stock that may be issued under the Plan is 600,000 shares (subject to adjustment as provided in the 2003 Plan), of which 509,841 shares have previously been issued or reserved for issuance under the Plan, comprised of 341,898 shares previously issued under the Plan, and 167,943 shares issuable under outstanding options granted under the Plan;

WHEREAS, in order to continue to attract and retain qualified members of the Board who are not employees of the Company, the Board is of the opinion that it is necessary that the maximum number of shares of Common Stock that may be issued under the Plan be increased from 600,000 to 800,000 shares (subject to adjustment as provided in the Plan); and,

NOW, THEREFORE, the following amendments to the plan are unanimously adopted by the Board, subject to the approval of the shareholders of the Company:

1.	Amendment to Section 4.1

Section 4.1 of the Plan is hereby amended by deleting the number “600,000" from the first full sentence contained therein and substituting in lieu thereof the number “800,000" (subject to adjustment as provided in the Plan).

2.	Amendment to Section 4.2.1

Section 4.2.1 of the Plan is hereby amended by deleting Section 4.2.1 in its entirety and replacing such section with the following:

There shall be a proportionate adjustment of (a) the aggregate number of shares of Stock under the Plan for which Options may be granted or for which Stock Awards may be issued, and (b) the aggregate number of shares of Stock for which Options may be granted pursuant to Section 5.2.1 and Section 5.2.2 hereof.

3.	Amendment to Section 5.2.1

Section 5.2.1 of the Plan is hereby amended by deleting Section 5.2.1 in its entirety and replacing such section with the following:

“Each Eligible Director shall automatically be granted an Option to purchase 6,000 shares of Stock on the Initial Election Date to the Board of Directors of the Company, subject to adjustment in accordance with Section 4.2.1 hereof.

4.	Amendment to Section 5.2.2

Section 5.2.2 of the Plan is hereby amended by deleting Section 5.2.2 in its entirety and replacing such section with the following:

“Each Eligible Director shall automatically be granted an Option to purchase 2,400 shares of Stock on each Grant Date subsequent to such Eligible Director’s Initial Election Date, subject to adjustment in accordance with Section 4.2.1 hereof.

The Plan is hereby amended and modified only to the extent specifically amended or modified by this Second Amendment to the 2003 Outside Directors Stock Plan. None of the other terms, conditions or provisions of the Plan, is amended or modified by this Third Amendment to the 2003 Outside Directors Stock Plan.

Exhibit “C”

PERMA-FIX ENVIRONMENTAL SERVICES, INC.

COMPENSATION AND STOCK OPTION COMMITTEE CHARTER

(Adopted July 10, 2014)

There shall be a committee of the Board of Directors (the “Board”) of Perma-Fix Environmental Services, Inc. (the “Company”) known as the Compensation and Stock Option Committee (the “Committee”), whose purpose, composition, authority, duties, and responsibilities are as follows:

Purpose

The primary purpose of the Committee shall be to act on behalf of the Board in fulfilling the Board’s responsibilities to oversee the Company’s compensation policies, plans and programs, including succession planning for senior executives, and to review and determine the compensation to be paid to the Company’s chief executive officer, other executive officers, and directors. In addition, the Committee, except as restricted herein, has the authority to act on behalf of the Board in fulfilling the Board’s responsibilities with respect to compensation-based and related disclosures including disclosures in filings required by the Securities and Exchange Commission (the “SEC”). For the purposes of this charter, the term “compensation” shall include salary, long-term incentives, bonuses, perquisites, equity incentives, severance arrangements, and other related benefits and benefit plans.

Composition

The Committee shall consist of at least two members of the Board. Each member of the Committee must satisfy the following independence requirements:

●	the independence requirements of The NASDAQ Stock Market (“NASDAQ”) and the rules thereof;
●	the non-employee director definition of Rule 16b-3 promulgated by the SEC under Section 16 of the Exchange Act of 1934, as amended (the “Exchange Act”);
●	the outside director definition of Section 162(m) of the Internal Revenue Code of 1986, as amended;
●	the requirements set forth in Rule 10C-1 adopted by the SEC under the Exchange Act and implemented by NASDAQ; and
●	all other applicable laws, regulations, or rules.

The members of the Committee and Committee’s chairperson shall be appointed by and shall serve at the discretion of the Board or until the earlier of such member’s death or resignation. Vacancies occurring on the Committee shall be filled by a majority vote of the Board.

Meetings

The Committee shall meet as often as may be deemed necessary or appropriate in its judgment, either in person or telephonically. The Committee shall regularly report to the Board.

Authority

Each member of the Committee shall have access to all books, records, facilities and personnel of the Company as deemed necessary or appropriate by any member of the Committee to discharge his or her responsibilities hereunder. The Committee shall have the sole authority to select, retain and terminate any compensation consultants or advisors, including legal counsel, as it deems necessary to assist the Committee in the evaluation of directors, the chief executive officer, other executive officers, senior executives and equity compensation and any other matter deemed appropriate by the Committee, including authority to approve such consultant’s or advisor’s reasonable fees and other retention terms, all at the sole expense of the Company. The Committee shall be directly responsible for and shall have the authority to pay, at the expense of the Company, the compensation of any such consultant or advisor and ordinary administrative expenses, including expenditures for external resources that, as determined by the Committee, are necessary or appropriate in carrying out its duties. The Company must provide appropriate funding, as determined by the Committee, for payment of compensation to such consultants or advisors. The Committee shall have authority to require that any of the Company’s personnel, counsel, accountants or investment bankers, or any other consultant or advisor to the Company, attend any meeting of the Committee or meet with any member of the Committee or any of its special, outside legal, accounting or other consultants or advisors. The Committee may form and delegate its authority to one or more subcommittees as appropriate.

Prior to selecting and receiving advice from any consultant, advisor, or legal counsel, the Company must take into account certain independence factors, as well as any other factors required by NASDAQ, any other applicable exchange and/or the Exchange Act and any corresponding rules or regulations as may be amended from time to time.

Duties and Responsibilities

To implement the Committee’s purpose, the Committee shall be charged with the following duties and responsibilities, with the understanding, however, that the Committee may supplement and, except as otherwise required by applicable law or the NASDAQ rules, deviate from these activities as appropriate under the circumstances:

1.     Overall Compensation Strategy. The Committee shall be responsible for reviewing, modifying (as needed) and approving the overall compensation strategy and policies for the Company, including:

●

reviewing and approving corporate performance goals and objectives, which shall support and reinforce the Company’s long-term strategic goals, relevant to the compensation of the Company’s executive officers;

●

evaluating and approving the incentive and equity compensation plans and programs advisable for the Company, as well as evaluating and approving the modification or termination of existing plans and programs;

●	establishing policies with respect to equity compensation arrangements;
●	reviewing and approving the terms of any employment agreements, severance arrangements, change-of-control protections and any other compensatory arrangements for the Company’s executive officers;

2

●

reviewing the Company’s practices and policies of employee compensation as they relate to risk management and risk-taking incentives, to determine whether such compensation policies and practices are reasonably likely to have a material adverse effect on the Company; and

●

reviewing and considering the results of any advisory vote on executive compensation, including, if applicable, the frequency with which the Company will conduct the say on pay vote required by Section 14A of the Exchange Act.

2.     Compensation of Executive Officers. The Committee shall be responsible for the following in connection with the compensation of the chief executive officer of the Company (“Chief Executive Officer”) and all other executive officers of the Company:

●	reviewing and approving the individual and corporate performance goals and objectives relevant to the Chief Executive Officer’s and each other executive officer’s compensation;
●	evaluating the performance of the Chief Executive Officer, at least annually, in light of the approved corporate goals and objectives;
●

determining and approving the compensation and other terms of employment of the Chief Executive Officer and each other executive officer, taking into consideration the executive officer’s success in achieving his or her individual performance goals and objectives and the corporate performance goals and objectives deemed relevant to the executive officer as established by the Committee, as well as in fostering a corporate culture that promotes the highest integrity and the highest ethical standards;

●

setting the base salary and incentive compensation of the Chief Executive Officer and each other executive officer based on the Committee’s evaluation of the competitive compensation practices and the Chief Executive Officer’s and each other executive officer performance in achieving the corporate goals established for the respective position by the Committee;

●

setting the long-term incentive component of the compensation of the Chief Executive Officer considering the Company’s performance and relative shareholder return, and the value of incentive awards to chief executive officers at other comparable companies;

●	reviewing and approving any employment agreements, severance agreements, change of control agreements, any other compensatory arrangements between the Company and the Chief Executive Officer; and
●	ensuring that the Chief Executive Officer is not present at any Committee meeting during voting or deliberations on with respect to the Chief Executive Officer’s compensation.

In making the decisions discussed above regarding the compensatory arrangements of the Company’s executive officers, other than the Chief Executive Officer, the Committee can review recommendations (including salary adjustments, bonus, and equity-based awards) presented to the Committee by the Chief Executive Officer. The Committee can exercise its discretion in accepting or modifying all such recommendations. The Chief Executive Officer may be present during Committee deliberations regarding compensation for all other executive officers.

3

3.

Compensation of Directors. The Committee shall review and recommend to the Board the type and amount of compensation to be paid or awarded to members of the Board, including compensation for board meetings, committee and committee chair fees and equity incentives.

4.

Administration of Plans. The Committee shall have full power and authority to adopt, amend and terminate the Company’s stock option plans, profit sharing plans, incentive plans, deferred compensation plans, and similar programs. The Committee shall have full power and authority to administer these plans, establish guidelines, interpret plan documents, approve grants and awards, and exercise such other power and authority as may be permitted or required under such plans.

5.

Succession Plan. The Committee shall review annually the succession plan for the Chief Executive Officer and other senior executives, specifically to ensure effective business continuity in the event of death, disability or any other unplanned departure of any of these corporate executives.

6.

Compensation Discussion and Analysis. If required to be prepared and disclosed pursuant to the rules and regulations of the SEC, the Committee shall review and discuss with management the Company’s disclosures contained under the caption “Compensation Discussion and Analysis” (the “CD&A”) for use in any of the Company’s annual reports on Form 10-K, registration statements, proxy statements, information statements or any other required report or filing and make the recommendation to the Board that the CD&A be approved for inclusion therein.

7.

Committee Report. If required to be prepared and disclosed pursuant to the rules and regulations of the SEC, the Committee shall prepare and review the Committee report on executive compensation to be included in the Company’s proxy statement or filings with the SEC in accordance with applicable law and SEC rules and regulations.

8.

Annual Evaluation and Charter Review. The Committee shall review, discuss and assess its own performance at least annually. The Committee shall also periodically review and assess the adequacy of this charter, to the extent required by NASDAQ, and recommend any proposed changes to the Board for its consideration.

9.	General Authority. The Committee shall perform such other functions and have such other powers as may be necessary or appropriate in the discharge of the foregoing.

4

12383 Permafix CST_00 7/23/14 5:00 PM Page 1

YOUR VOTE IS IMPORTANT. PLEASE VOTE TODAY.

Vote by Internet – QUICK ★★★ EASY
IMMEDIATE – 24 Hours a Day, 7 Days a Week or by Mail

PermaFix® environmental services
A Nuclear Services and Waste Management Company

Your Internet vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed and returned your proxy card. Votes submitted electronically over the Internet must be received by 7:00 p.m., Eastern Daylight Saving Time, on September 17, 2014.

Label Area 4" x 1 3/4"

PRINT AUTHORIZATION
(THIS BOXED AREA DOES NOT PRINT)

To commence printing on this proxy card please sign, date and scan/email this card or simply email us your approval.

SIGNATURE: ____________________

DATE: ____________ TIME: ____________

Registered Qty ________ Broker Qty ________

UPON FINAL APPROVAL FORWARD INTERNET & TELEPHONE VOTING TO **SUNGUARD** WITHOUT THE YELLOW BOX, BLUE BOX & CROP MARKS

INTERNET/MOBILE – www.cstproxyvote.com
Use the Internet to vote your proxy. Have your proxy card available when you access the above website. Follow the prompts to vote your shares.

MAIL – Mark, sign and date your proxy card and return it in the postage-paid envelope provided.

PLEASE DO NOT RETURN THE PROXY CARD IF YOU ARE VOTING ELECTRONICALLY.

▲ FOLD HERE • DO NOT SEPARATE • INSERT IN ENVELOPE PROVIDED ▲

PROXY

Please mark your votes like this **X**

THIS PROXY WILL BE VOTED IN ACCORDANCE WITH THE SPECIFICATIONS MADE IN ITEMS 1, 2, 3, 4, AND 5. IF THE UNDERSIGNED MAKES NO SPECIFICATIONS, THIS PROXY WILL BE VOTED "FOR" ITEMS 1, 2, 3, 4, AND 5 AND IN THE DISCRETION OF THE PROXIES WITH RESPECT TO ANY MATTER REFERRED TO IN ITEM 6.

1. ELECTION OF DIRECTORS

NOMINEES:

		FOR	WITHHOLD AUTHORITY
01 Dr. Louis F. Centofanti	05 Joe R. Reeder	☐	☐
02 John M. Climaco	06 Larry M. Shelton		
03 Dr. Gary Kugler	07 Dr. Charles E. Young		
04 Jack Lahav	08 Mark A. Zwecker		

(To withhold authority to vote for an individual nominee, strike through the nominees name above)

	FOR	AGAINST	ABSTAIN
2. RATIFY THE APPOINTMENT OF GRANT THORNTON, LLP AS THE INDEPENDENT REGISTERED ACCOUNTING FIRM FOR FISCAL YEAR 2014	☐	☐	☐
3. APPROVE, BY NON-BINDING VOTE, THE 2013 COMPENSATION OF NAMED EXECUTIVE OFFICERS	☐	☐	☐
4. APPROVE AN AMENDMENT TO THE COMPANY'S RESTATED CERTIFICATE OF INCORPORATION, AS AMENDED, THAT WILL REDUCE THE NUMBER OF SHARES OF COMMON STOCK THE COMPANY IS AUTHORIZED TO ISSUE FROM 75,000,000 TO 30,000,000.	☐	☐	☐
5. APPROVE THE THIRD AMENDMENT TO THE COMPANY'S 2003 OUTSIDE DIRECTORS STOCK PLAN.	☐	☐	☐

6. In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting or any adjournment thereof.

COMPANY ID:

PROXY NUMBER:

ACCOUNT NUMBER:

Signature ____________________ Signature ____________________ Date ____________, 2014.

Please sign exactly as your name appears hereon, date and return this Proxy Card promptly, using the self-addressed, prepaid envelope enclosed for your convenience. Please correct your address before returning this Proxy Card. Persons signing in fiduciary capacity should indicate that fact and give their full title. If a corporation, please sign in full corporate name by the president or other authorized officer. If a partnership, please sign in the partnership name by an authorized person. If joint tenants, both should sign.

12383 Permafix CST_00 7/23/14 5:00 PM Page 2

PermaFix®
environmental services
A Nuclear Services and Waste Management Company

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting of Stockholders to be held September 18, 2014. The Proxy Statement and our 2013 Annual Report to Stockholders are available at:

http://www.cstproxy.com/perma-fix/2014

▲ FOLD HERE • DO NOT SEPARATE • INSERT IN ENVELOPE PROVIDED ▲

PROXY

Perma-Fix Environmental Services, Inc.

THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS
For Annual Meeting of Stockholders to be held September 18, 2014

The undersigned hereby appoints Dr. Louis F. Centofanti and Ben Naccarato, and each of them severally, as the undersigned's proxies, with full power of substitution, to attend the Annual Meeting of the Stockholders of Perma-Fix Environmental Services, Inc. (the "Company") at the Crown Plaza Hotel, Atlanta Airport, 1325 Virginia Avenue, Atlanta, Georgia 30344, at 11:00 a.m. (EDST), on Thursday, September 18, 2014, and at any adjournment of that meeting, and to vote the number of shares of common stock of the Company held in the undersigned's name as of the close of business on July 31, 2014, as designated on the reverse side.

(Continued, and to be marked, dated and signed, on the other side)